                                                 Registration Nos. 33-50208
                                                                   811-7062

As filed with the Securities and Exchange Commission on December 18, 1997
---------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933                                      /   /

           Pre-Effective Amendment No.                         /   /
                                        ----

           Post-Effective Amendment No.   8                    / x /
                                        ----


                                     and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940


           Amendment No.   9                                  / x /
                         ----


                        (Check appropriate box or boxes)

                       ----------------------------------

                           Pacific Global Fund, Inc.
                        d/b/a Pacific Advisors Fund Inc.
               (Exact Name of Registrant as Specified in Charter)

                      206 North Jackson Street, Suite 201
                           Glendale, California 91206
                    (Address of Principal Executive Office)

              Registrant's Telephone Number, including Area Code:
                                 (818) 242-6693

                           -------------------------

                               George A. Henning
                  Pacific Global Investment Management Company
                      206 North Jackson Street, Suite 201
                           Glendale, California 91206

                                   Copies to:
                              Joan E. Boros, Esq.
                             Katten Muchin & Zavis
                   1025 Thomas Jefferson St., N.W., Suite 700
                             Washington, D.C. 20007

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective:


           Immediately upon filing pursuant to Paragraph (b) of Rule 485
----
           On__________________ pursuant to Paragraph (b) of Rule 485
----
 X         60 days after filing pursuant to Paragraph (a)(1) of Rule 485
----
           On _________________ pursuant to Paragraph (a)(1) of Rule 485
----
           75 days after filing pursuant to Paragraph (a)(2) of Rule 485
----
           On pursuant to Paragraph (a)(2) of Rule 485
----


The Registrant has registered an indefinite number or amount of its shares of common stock for each of its four series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                           PACIFIC GLOBAL FUND, INC.
                        d/b/a PACIFIC ADVISORS FUND INC.

                             CROSS-REFERENCE SHEET

PART A
------

Form N-1A Item No.                 Caption in Prospectus
------------------                 ---------------------

1.  Cover Page                     Cover Page

2.  Synopsis                       Cover Page; Table of Contents

3.  Condensed Financial            Not Applicable
    Information

4.  General Description of         The Funds; Government Securities
    Registrant                     Fund; Income and Equity Fund; Balanced Fund;
                                   Small Cap Fund; Risk Factors, Other
                                   Investment Practices, and Policies of the Funds

5.  Management of the Fund         Fund Management Organizations

6.  Capital Stock and Other        More Facts About the Company
    Securities

7.  Purchase of Securities         Shareholder Guide
    Being Offered

8.  Redemption or Repurchase       Shareholder Services

9.  Pending Legal Proceedings      Not Applicable


PART B
------
                                   Caption in Statement of
Form N-1A Item No.                 Additional Information
------------------                 ----------------------

10.  Cover Page                    Cover Page

11.  Table of Contents             Table of Contents

12.  General Information and       The Funds; Investment Management and Other
     History                       Services



                                        Caption in Statement of
Form N-1A Item No.                      Additional Information
------------------                      ----------------------

13.   Investment Objectives and         Investment Restrictions; Description of Certain
      Policies                          Investments; Appendix

14.   Management of the Fund            Investment Management and Other Services;
                                        Management of the Company and Its Funds

15.   Control Persons and               Management of the Company and
      Principal Holders of              Its Funds
      Securities

16.   Investment Advisory and           Investment Management and Other
      Other Services                    Services; Distribution Plan

17.   Brokerage Allocation and          Other Considerations
      Other Practices

18.   Capital Stock and Other           None
      Securities

19.   Purchase, Redemption and          Other Considerations
      Pricing of Securities
      Being Offered

20.   Tax Status                        Taxes

21.   Underwriters                      Pacific Global Fund Distributors, Inc.
                                        Commissions

22.   Calculation of Performance        Not Applicable
      Data

23.   Financial Statements              Independent Auditors



PART C
------
           Information required to be set forth in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

                          PACIFIC ADVISORS FUND INC.


                              CLASS A AND C SHARES

                                  PROSPECTUS


                               December __, 1997


The Pacific Advisors Fund Inc. is designed to provide a range of investment alternatives for individual investors. The Pacific Advisors Fund Inc. consists of the following four investment funds (the "Funds"):

           GOVERNMENT SECURITIES FUND seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk.

           INCOME AND EQUITY FUND seeks to provide current income and, secondarily, long-term capital appreciation.

           BALANCED FUND seeks to achieve long-term capital appreciation and income consistent with reduced market risk.

           SMALL CAP FUND seeks to provide capital appreciation through investment in small market capitalization companies.


There is no assurance that the objective of each Fund will be realized. The Company offers two classes of shares on behalf of each Fund: Class A shares and Class C shares. This prospectus offers both classes of shares. For general information please call Pacific Advisors Fund Inc. toll free at 1-800-282-6693.


                             ABOUT THIS PROSPECTUS


This Prospectus sets forth concisely the information about each Fund that you should know before investing. It should be retained for future reference. A Statement of Additional Information, dated December __, 1997, about the Funds has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling Pacific Advisors Fund Inc. at the telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NO DEALER, SALESPERSON, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                               TABLE OF CONTENTS

EXPENSE TABLE................................    OTHER CONSIDERATIONS..................................

FINANCIAL HIGHLIGHTS.........................      General ............................................
                                                   Certificates........................................
THE FUNDS....................................      Net Asset Value.....................................
                                                   Distributions.......................................
  Government Securities Fund.................      Taxes...............................................
  Income and Equity Fund.....................
  Balanced Fund..............................    PERFORMANCE AND YIELD INFORMATION
  Small Cap Fund.............................
  Additional Funds...........................    RISK FACTORS, OTHER INVESTMENT
                                                   PRACTICES, AND POLICIES OF
FUND MANAGEMENT ORGANIZATIONS................      THE FUNDS...........................................

  The Manager................................      Cash Reserves and Repurchase Agreements.............
  The Advisers and Co-Manager................      Fixed-Income Securities.............................
  The Distributor............................      Forward Commitments and When-Issued
  The Transfer Agent, Dividend                              Securities.................................
    Disbursing Agent and                           Mortgage-Backed Securities..........................
    Administrative Services Agent............      Collateralized Mortgage Obligations (CMOs)..........
                                                   Asset-Backed Securities.............................
SHAREHOLDER GUIDE............................      Zero-Coupon Bonds...................................
                                                   Securities Lending .................................
  How to Invest..............................      Foreign Securities..................................
  Initial Investment.........................      Writing and Purchasing Covered Put and
  Subsequent Investments.....................        Call Options on Securities .......................
  Reducing Your Sales Charge--Class A Shares.      Certain Policies to Reduce Risk ....................

SHAREHOLDER SERVICES                             MORE FACTS ABOUT THE COMPANY..........................

  Exchanges of Shares........................      Organization and Capitalization.....................
  Additional Services........................      Portfolio Turnover..................................
  Redemptions................................      Distribution Plans..................................
  Signatures and Signature Guarantees........      Expenses............................................
  Telephone Exchanges and Redemptions........      Meetings and Voting Rights..........................
  Purchase and Redemptions through                 Shareholder Communications..........................
     Certain Authorized Dealers..............      Additional Information..............................
RETIREMENT PLANS.............................    FUND SERVICE ORGANIZATIONS............................


                                 EXPENSE TABLE


SHAREHOLDER TRANSACTION EXPENSES(1)                              Class A         Class C(6)

GOVERNMENT SECURITIES FUND AND INCOME AND EQUITY FUND

Maximum Sales Charge Imposed on Purchases                          4.75%            0.0%
  (as a percentage of offering price)
Maximum Sales Charge Imposed on Reinvested                         None             None
  Dividends and Transfers, including Exchanges
  from Eligible Funds
Maximum Contingent Deferred Sales Charge (as                       None(2)          1.0%
  None a percentage of offering price or net asset
  value at the time of sale, whichever is less)
Exchange Fee(3)                                                   $5.00            $5.00
Redemption Fee                                                     None             None

BALANCED FUND AND SMALL CAP FUND

Maximum Sales Charge Imposed on Purchases (as a                    5.75%            0.0%
  percentage of offering price)
Maximum Sales Charge Imposed on Reinvested                         None             None
  Dividends and Transfers, including Exchanges
  from Eligible Funds
Maximum Contingent Deferred Sales Charge (as                       None(2)          1.0%
  a None percentage of offering price or net asset
  value at the time of sale, whichever is less)
Exchange Fee(3)                                                   $5.00            $5.00
Redemption Fee                                                     None             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

GOVERNMENT SECURITIES FUND
Management Fees                                                    0.00%(4)        0.00%(4)
Rule 12b-1 Fees (5)                                                0.11%(4)        1.00%(4)
Other Expenses                                                     1.55%(4)        1.40%(4)
Total Fund Operating Expenses (after fee waiver or the             1.66%(4)        2.40%(4)
assumption of expenses)


INCOME AND EQUITY FUND
Management Fees                                                    0.00%(4)        0.00%(4)
Rule 12b-1 Fees (5)                                                0.23%(4)        1.00%(4)
Other Expenses                                                     1.62%(4)        1.00%(4)
Total Fund Operating Expenses (after fee waiver or the             1.85%(4)        2.60%(4)
assumption of expenses)


BALANCED FUND
Management Fees                                                    0.75%(4)        0.75%(4)
Rule 12b-1 Fees (5)                                                0.08%(4)        1.00%(4)
Other Expenses                                                     3.53%(4)        3.53%(4)
Total Fund Operating Expenses (after fee waiver or the             4.36%(4)        5.28%(4)
assumption of expenses)


SMALL CAP FUND
Management Fees                                                    0.75%(4)        0.75%(4)
Rule 12b-1 Fees (5)                                                0.23%(4)        1.00%(4)
Other Expenses                                                     2.26%(4)        2.26%(4)
Total Fund Operating Expenses (after fee waiver or the             3.24%(4)        4.01%(4)
assumption of expenses)



(1) Pacific Advisors Fund Inc. reserves the right to impose an annual $10.00 fee on accounts which have a share value of less than $1,000 on the last business day at the end of a calendar year. The fee has been waived since inception, and there is currently no intention to impose it.


(2) A CDSC may apply to certain large redemptions of Fund shares. See "REDEMPTIONS -- Contingent Deferred Sales Charge -- Class A Shares."

(3) The $5.00 Exchange Fee currently is being waived by Pacific Global Investor Services, Inc. ("PGIS"), the Company's Transfer Agent.

(4) In prior fiscal years, the Manager agreed to reduce its investment management fee when Fund Operating Expenses exceeded the lowest applicable limit actually enforced by any state and to reimburse each Fund for any additional expenses that exceeded such limit. In addition, the Adviser voluntarily agreed to waive additional fees and/or reimburse additional expenses to reduce the annual Fund Operating Expenses for the Government Securities Fund, the Income and Equity Fund, and the Balanced Fund. Pursuant to legislation enacted in October 1996, state expense limitations on Fund Operating Expenses are no longer enforceable; accordingly, the Manager may determine that the reduction of its fees or reimbursement of expenses is not necessary. Nonetheless, the Manager, Co-Manager and the Advisers have voluntarily entered into Expense Limitation Agreements with each Fund, pursuant to which they may waive their management and advisory fees, respectively, and/or absorb certain expenses for each Fund. Pursuant to these Agreements, the Manager currently (a) will waive its management fee and/or absorb expenses to the extent necessary to maintain the total Fund Operating Expenses of the Class A shares of the Government Securities Fund and the Income and Equity Fund at 1.65% and 1.85%, respectively, of average net assets, and to maintain the total Fund Operating Expenses of the Class C shares of those two Funds at 2.40% and 2.60%, respectively, of average net assets, and (b) will not waive its fee or absorb expenses of the Small Cap Fund or, effective January 1, 1993, the Balanced Fund. The Co-Manager of the Income and Equity Fund also has agreed to waive its management fee to the extent necessary to enable that Fund to meet the expense limitations set forth above. PGIS has also agreed to waive the transfer agency fees on Class C shares of the Government Securities and the Insurance Equity Fund to the extent necessary to enable those Funds to meet the expense limitations described above. The Manager may discontinue or change these fee waiver and expense reimbursement arrangements at any time upon 90 days notice to the relevant Fund. In 1996, absent the voluntary waiver of fees and the assumption of expenses by the Manager, and the Advisers, the management fees for the Government Securities Fund, the Income and Equity Fund, the Balanced Fund and the Small Cap Fund would have been 0.65%, 0.75%, 0.75%, and 0.75%, respectively, and the Other Expenses for the Government Securities Fund, the Income and Equity Fund, the Balanced Fund and the Small Cap Fund would have been 2.19%, 6.31%, 3.53% and 2.26%, respectively. For more information regarding the service fees under the Rule 12b-1 Plan, see "DISTRIBUTION PLANS".

(5) Rule 12b-1 fees are asset-based sales charges for distribution and shareholders service expenses. The higher 12b-1 fees borne by Class C shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on Class A shares. The Funds' 12b-1 fees have two components, as follows:

                                  Class A             Class C
                                  -------             -------
     12b-1 service fees            0.25%               0.25%
     12b-1 distribution fees       0.00%               0.75%


(6) Effective as of December 16, 1997, the Company adopted a plan under Rule 18f-3 of the 1940 Act establishing two classes of shares. Under this Rule 18f-3 plan, the Funds' then outstanding shares were redesignated as Class A shares and a new class of Class C shares was established. The Rule 12b-1 fee expenses shown in the Expense Table for the newly established Class C shares are the maximum rates permitted under the Rule 18f-3 plan and the Rule 12b-1 plan for the Class C shares. The other expenses for the Class C shares reflect the actual historical expense ratios of the Funds, restated to reflect any differences in the applicable expense limitations applicable to Class A and Class C shares. In the absence of the voluntary waivers of fees and assumption of expenses by the Manager, the Co-Manager, and the Advisers, it is estimated that the total Operating Expense Ratios of the Class C shares of the Government Securities Fund and the Income and Equity Fund would be 7.84% and 8.05%, respectively. For additional information concerning the respective rights, obligations, and expenses of the Funds' two classes of shares, see "MORE FACTS ABOUT THE COMPANY".



Examples: An investor in each Fund would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) a redemption at the end of one year, three years, five years and ten years.




                                                1 Year                    3 Years                     5 Years            10 Years
                                                ------                    -------                     -------            --------

GOVERNMENT SECURITIES FUND                       $63                        $97                        $132                $232
     CLASS A                                      34                         74                         126                 270
     CLASS C

INCOME AND EQUITY FUND                           $65                       $102                        $141                $251
     CLASS A                                      36                         80                         136                 290
     CLASS C

BALANCED FUND                                    $98                       $182                        $206                $480
     CLASS A                                      63                        158                         263                 521
     CLASS C

SMALL CAP FUND                                   $88                       $151                        $216                $388
     CLASS A                                      50                        122                         205                 419
     CLASS C


An investor in each Fund would pay the following expenses on the same investment in Class C shares, assuming no redemption:


                                                1 Year                    3 Years                     5 Years            10 Years
                                                ------                    -------                     -------            --------

GOVERNMENT SECURITIES FUND                       $24                        $ 74                       $126                $270
     CLASS C

INCOME AND EQUITY FUND                           $26                        $ 80                       $136                $290
     CLASS C

BALANCED FUND                                    $53                        $158                       $263                $521
     CLASS C

SMALL CAP FUND                                   $40                        $122                       $205                $419
     CLASS C





     The Expense Table and the Examples are provided to assist your understanding of the various costs and expenses to which an investment in each Fund is subject. The figures for the Class A shares of the Government Securities Fund and the Income and Equity Fund shown reflect all of the fees and expenses incurred by those two Funds for the fiscal year ended December 31, 1996, adjusted to reflect fee waivers and expense reimbursement during the year. The figures for the Class A shares of the Balanced Fund and Small Cap Fund reflect all of the fees and expenses incurred by those two Funds for the fiscal year ended December 31, 1996, restated to reflect those Funds' current fee waiver and expense reimbursement arrangements, as described in note (3) above. The figures for the Class C shares for all of the Funds reflect the figures for the Class A shares, restated to reflect the imposition of a 1.00% Rule 12b-1 fee on Class C shares and the current fee waiver and expense reimbursement arrangements described in note (3) above. Actual fees and expenses for the current year may be greater or less than the estimates. For more information regarding expenses see "MORE FACTS ABOUT THE COMPANY."


           THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES FOR EACH FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. SIMILARLY, THE ANNUAL RATE OF RETURN OF 5% ASSUMED IN THE EXAMPLES IS NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE.

                              FINANCIAL HIGHLIGHTS

           The following information, for the periods from February 8, 1993 (commencement of operations) to December 31, 1993 and for the fiscal years ended December 31, 1994, 1995 and 1996, has been audited by Ernst & Young LLP, the Company's independent auditors. The following information for the period January 1, 1997 to June 30, 1997 has not been audited. The table below represents a condensed financial history of the operations of the Class A shares of each Fund and expresses the information in terms of a single share of each Fund outstanding throughout the period. The table does not reflect the actual performance of the newly created Class C shares. Because the Class C shares are subject to a distribution fee of 1.00% of average daily net assets pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), total operating expenses for the Class C shares will be higher than for the Class A shares. As a result, the performance of the Class C shares may be lower than that of the Class A shares.


           This per share and other information should be read in conjunction with the financial statements and related notes included in the Company's Annual and Semi-Annual Reports to Shareholders, which, except for pages 1 through 2 thereof, are incorporated by reference into the Company's Statement of Additional Information. A copy of each Fund's Annual Report and Semi-Annual Report is available without charge.

                           GOVERNMENT SECURITIES FUND
                (For a share outstanding throughout the period)




                                         For the Period
                                         January 1, 1997                                                            For the Period
                                               to                                                                February 8, 1993(3)
                                          June 30, 1997             For the Year Ended December 31                        to
                                           (Unaudited)              1996         1995         1994                 December 31, 1993
                                           -----------              ----         ----         ----                ------------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Year           $   9.30      $        10.16    $        8.82   $          9.00         $      9.00
                                                   ----               -----            -----             -----               -----

Income from Investment Operations:
  Investment Income                                0.24                0.43             0.45              0.22                0.11
  Expenses                                       (0.08)              (0.10)           (0.14)            (0.09)              (0.04)
                                                 ------              ------           ------            ------              ------

  Net Investment Income                            0.16                0.33             0.31              0.13                0.07

Net realized and unrealized gain (loss)
  on securities                                  (0.04)              (0.65)             1.53            (0.14)              (0.04)
                                                 ------              ------            -----            ------              ------

Total from Investment Operations                   0.12              (0.32)             1.84            (0.01)                0.03

Less Distributions
  Distributions from net investment income       (0.16)              (0.32)           (0.31)            (0.17)              (0.03)
  Distributions from net capital gains             0.00              (0.22)           (0.19)              0.00                0.00
                                                 ------              ------           ------            ------              ------

Net Asset Value, End of Year                   $   9.26      $         9.30    $       10.16   $          8.82         $      9.00
                                                 ======               =====            =====             =====               =====

TOTAL INVESTMENT RETURN(4)                        1.32%             (3.15%)           20.32%           (0.15%)               0.36%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (000)                $  5,669      $        7,096    $       5,837   $         3,185         $     1,179
  Ratio of Expenses to Average Net Assets(1)      0.83%               1.66%            1.65%             1.60%              1.38%(2)
  Ratio of Net Investment Income
   to Average Net Assets(1)                       1.61%               3.46%            3.75%             2.09%              1.12%(2)
  Portfolio Turnover Ratio                        4.93%              50.49%           57.85%            81.59%            129.16%(2)
  Average Commission Per Share
   Paid on Equity Transactions                 $ 0.0768      $       0.0770    $      0.0884                --                  --

(1) Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Government Securities Fund would have been 1.48%, 2.95%, 2.80%, 4.86%, and 15.46% for the years 1997 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been 0.96%, (2.17%), (2.60%), (1.17%), and (12.95%), for the years
           1997 through 1993 respectively.
(2)        Annualized.
(3)        Commencement of Operations.
(4) The Fund's Maximum sales charge is not included in the total return computation.

                             INCOME AND EQUITY FUND
                (For a share outstanding throughout the period)



                                                 For the Period
                                                January 1, 1997                                                    For the Period
                                                       to                                                       February 8, 1993(3)
                                                 June 30, 1997         For the Year Ended December 31                    to
                                                  (Unaudited)       1996         1995         1994               December 31, 1993
                                                  -----------       ----         ----         ----               -----------------

PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Year               $       9.42   $     9.67   $      8.98   $     9.06          $      9.00
                                                           ----        -----         -----        -----                -----

Income from Investment Operations:
  Investment Income                                        0.24         0.47          0.45         0.28                 0.15
  Expenses                                               (0.08)       (0.12)        (0.14)       (0.12)               (0.09)
                                                         ------       ------        ------       ------               ------

  Net Investment Income                                    0.16         0.35          0.31         0.16                 0.06

Net realized and unrealized gain (loss)
  on securities                                            0.20       (0.19)          0.72       (0.07)                 0.04
                                                           ----       ------          ----       ------                -----

Total from Investment Operations                           0.36         0.16          1.03         0.09                 0.10

Less Distributions
  Distributions from net investment income               (0.16)       (0.35)        (0.31)       (0.17)               (0.04)
  Distributions from net capital gains                     0.00       (0.06)        (0.03)         0.00                 0.00
                                                         ------       ------        ------       ------               ------

Net Asset Value, End of Year                       $       9.62   $     9.42   $      9.67   $     8.98          $      9.06
                                                          =====        =====         =====        =====                =====

TOTAL INVESTMENT RETURN(4)                                3.88%        1.78%        11.98%        0.99%                1.21%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (000)                    $      1,486   $    1,211   $     1,071   $      632          $       135
  Ratio of Expenses to Average Net Assets(1)              0.92%        1.85%         1.86%        1.75%                1.68%(2)
  Ratio of Net Investment Income
   to Average Net Assets(1)                               1.79%        3.75%         4.06%        2.17%                0.79%(2)
Portfolio Turnover Ratio                                 32.17%       28.23%        33.40%       37.12%                0.00%(2)
Average Commission Per Share
  Paid on Equity Transactions                      $     0.1503   $   0.1347   $    0.1472           --                   --



(1) Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Income and Equity Fund would have been 3.30%, 7.29%, 8.25%, 12.73%, and 70.32%
           for the years 1997 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (0.59%), (1.69%), (2.32%), (8.80%), and (67.90%) for the years 1997 through 1993 respectively.
(2)        Annualized.
(3)        Commencement of Operations.
(4) The Fund's Maximum sales charge is not included in the total return computation.

                                 BALANCED FUND
                (For a share outstanding throughout the period)



                                                         For the Period
                                                         January 1, 1997                                           For the Period
                                                               to                                                February 8, 1993(3)
                                                          June 30, 1997       For the Year Ended December 31            to
                                                           (Unaudited)        1996         1995         1994     December 31, 1993
                                                           -----------        ----         ----         ----     -----------------


PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Year                     $     10.66   $       9.31    $     8.75   $     8.99     $      9.00
                                                              ------         ------        ------       ------          ------

Income from Investment Operations:
  Investment Income                                             .016           0.30          0.35         0.07            0.07
  Expenses                                                    (0.12)         (0.21)        (0.17)       (0.05)          (0.06)
                                                              ------         ------        ------       ------          ------

  Net Investment Income                                         0.04           0.09          0.18         0.02            0.01

Net realized and unrealized gain (loss)
  on securities                                                 1.02           1.39          0.57       (0.24)          (0.01)
                                                                ----          -----         -----       ------          ------

Total from Investment Operations                                1.06           1.48          0.75       (0.22)            0.00

Less Distributions
  Distributions from net investment income                      0.00         (0.09)        (0.18)       (0.02)          (0.01)
  Distributions from net capital gains                          0.00         (0.04)        (0.01)         0.00            0.00
                                                              ------         ------        ------       ------          ------

Net Asset Value, End of Year                             $     11.72   $      10.66    $     9.31   $     8.75     $      8.99
                                                               =====          =====         =====        =====           =====

TOTAL INVESTMENT RETURN(4)                                     9.94%         15.92%         8.70%      (2.41%)           0.00%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (000)                          $     4,673   $      3,187    $    2,129   $    1,341     $       121
  Ratio of Expenses to Average Net Assets(1)                   1.24%          2.48%         2.24%        1.83%           1.60%(2)
  Ratio of Net Investment Income
   to Average Net Assets(1)                                     .42%          1.12%         2.46%        0.93%           0.25%(2)
  Portfolio Turnover Ratio                                    32.86%         65.94%        41.23%       60.68%          61.71%(2)
  Average Commission Per Share
   Paid on Equity Transactions                           $    0.0931   $       0812    $   0.1005           --              --




(1) Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Balanced Fund would have been 1.71%, 4.36%, 5.31%, 17.85%, and 108.91% for the years 1997 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (0.05%), (0.76%), (0.62%), (15.11%), and (106.91%) for the years
           1997 through 1993 respectively.
(2)        Annualized.
(3)        Commencement of Operations.
(4) The Fund's Maximum sales charge is not included in the total return computation.

                                 SMALL CAP FUND
                (For a share outstanding throughout the period)

                                               For the Period
                                              January 1, 1997                                             For the Period
                                                     to                                                 February 8, 1993(3)
                                               June 30, 1997       For the Year Ended December 31               to
                                                (Unaudited)        1996         1995         1994       December 31, 1993
                                                -----------        ----         ----         ----       -----------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Year            $     16.47   $    11.82    $   10.35   $    11.47      $      9.00
                                                      -----        -----        -----        -----            -----

Income from Investment Operations:
  Investment Income                                    0.02         0.09         0.19         0.19             0.09
  Expenses                                           (0.13)       (0.30)       (0.27)       (0.23)           (0.12)
                                                     ------       ------       ------       ------           ------

  Net Investment Income (loss)                       (0.11)       (0.21)       (0.08)       (0.04)           (0.03)

Net realized and unrealized gain (loss)
  on securities                                      (0.30)         5.35         1.89       (0.42)             2.50
                                                     ------        -----        -----       ------            -----

Total from Investment Operations                     (0.41)         5.14         1.81       (0.46)             2.47

Less Distributions
  Distributions from net capital gains                 0.00       (0.49)       (0.34)       (0.66)             0.00
                                                      -----        -----        -----        -----            -----

Net Asset Value, End of Year                    $     16.06   $    16.47    $   11.82   $    10.35      $     11.47
                                                      =====        =====        =====        =====            =====

TOTAL INVESTMENT RETURN(4)                          (2.49%)       43.70%       17.27%      (3.97%)           29.94%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (000)                 $     9,683   $    8,549    $   4,279   $    3,169      $     2,175
  Ratio of Expenses to Average Net Assets(1)          1.25%        2.91%        2.49%        2.45%            2.20%(2)
  Ratio of Net Investment Income
   to Average Net Assets(1)                         (1.04%)      (2.06%)      (0.71%)      (0.42%)          (0.32%)(2)
  Portfolio Turnover Ratio                           13.11%       51.83%       44.95%       49.79%            5.91%(2)
  Average Commission Per Share
   Paid on Equity Transactions                  $    0.0774   $   0.0807    $  0.0833           --               --




(1) Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Small Cap Fund would have been 1.44%, 3.24%, 3.64%, 5.40%, and 7.20% for the years
           1997 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (1.23%), (2.39%), (1.88%), (3.37%), and (5.32%), for the years 1997 through
           1993 respectively.
(2)        Annualized.
(3)        Commencement of Operations.
(4) The Fund's Maximum sales charge is not included in the total return computation.

THE FUNDS

           The Pacific Global Fund, Inc., a Maryland corporation doing business as Pacific Advisors Fund Inc. (the "Company"), is registered with the Securities and Exchange Commission ("SEC") as an open-end diversified management investment company. The Company currently offers four Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund and Small Cap Fund. Also see "Exchanges to Eligible Funds" for availability of exchanges at net asset value to and from certain other eligible mutual funds ("Eligible Funds"). Each Fund is a separate investment portfolio of the Company with a distinct fundamental investment objective, investment program, policies, and restrictions. Each Fund's investment objective may not be changed without the approval of a majority of its shareholders. Each Fund is advised and managed by Pacific Global Investment Management Company (the "Manager" or "Pacific Global"), which supervises the day-to-day investment operations of each Fund. The Manager and the Company, on behalf of the Government Securities Fund and the Balanced Fund, have entered into sub-advisory agreements with registered investment advisers (the "Adviser(s)"). Spectrum Asset Management, Inc. ("Spectrum") serves as Adviser to the Government Securities Fund. Hamilton & Bache, Inc. ("Hamilton & Bache") serves as Adviser to the Balanced Fund. The Manager serves as Adviser to the Small Cap Fund. The Company, on behalf of the Income and Equity Fund, entered into a co-management agreement with the Manager and Hamilton & Bache on August 1, 1997. Under the co-management agreement, the Manager and Hamilton & Bache (the "Co-Manager") co-manage the investment and reinvestment of the Fund's assets. The Manager remains solely responsible for the administrative management of the Income and Equity Fund under its Investment Management Agreement.

GOVERNMENT SECURITIES FUND

           INVESTMENT OBJECTIVE. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk.

           INVESTMENT PROGRAM. In seeking to achieve its objective, the Fund will invest primarily (i.e., at least 65% of its total assets) in fixed-income securities issued or guaranteed by the U.S. Government, or its agencies and instrumentalities ("U.S. Government Securities"). The U.S. Government Securities in which the Fund may invest include: (i) U.S. Treasury bills, notes, and bonds, which are direct obligations of the U.S. Government; (ii) Government National Mortgage Association ("GNMA") mortgage-backed securities, which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the U.S. Treasury; (iii) securities such as those issued by the Federal Home Loan Banks and the Federal National Mortgage Association ("FNMA"), which are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances; and (iv) securities such as those issued by the Farmers Home Administration, which are supported only by the issuing agency's or instrumentality's credit.

           The Fund also will invest in high-grade fixed-income securities issued by U.S. corporations, including convertible debt securities and preferred stocks, and zero coupon bonds issued by agencies and instrumentalities of the U.S. Government or by private corporations. High-grade securities are rated within the three highest credit categories by any nationally recognized statistical rating organization ("NRSRO") or, if unrated, are of comparable quality as determined by Spectrum, the Fund's Adviser. In selecting such fixed-income securities, Spectrum focuses on building core investments in areas of low risk and high intrinsic value. The

Fund's corporate bond investments emphasize short and intermediate-term issues of domestic corporations that have strong or improving balance sheets.

           Spectrum will actively manage the Fund's portfolio maturity to increase the Fund's total rate of return. The proportion of the Fund's assets invested in long, intermediate, or short-term securities is expected to vary depending on Spectrum's evaluation of market patterns and economic conditions. When long term interest rates are declining, the Fund will increase its investments in longer term bonds. Conversely, when long term interest rates are rising, the Fund will decrease its investments in longer term bonds and increase its investments in high quality money market securities and other short term debt securities. For temporary defensive purposes, the Fund may invest, without limitation, in high quality money market securities. The Fund may also invest up to 10% of its total assets in other open-end investment companies, in accordance with Section 12(d)(1)(A) of the Investment Company Act of 1940. Such investment in other investment companies will take into consideration the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return.

           In addition, to enhance its income, the Fund will invest in dividend-paying common stocks. In selecting such common stocks, the Fund emphasizes companies with favorable prospects for rising dividend income. Investments in equity securities may entail greater price volatility than investments in high-grade fixed-income securities. However, to minimize such exposure to greater volatility, the Fund's investments in equity securities will generally be made in companies that have some of the following characteristics: (i) established operating histories; (ii) strong or improving balance sheets; and (iii) above average current dividend yields relative to the Standard & Poor's 500 Composite Price Index ("S&P 500"). When the Fund invests more than 25% of its total assets in dividend-paying common stocks, the Fund will concentrate such investments in securities of issuers in the public utilities industry. The securities of high quality public utilities are used by Spectrum as substitutes for long term bonds. Concentration of investments in this area are made when the current yield on U.S. Government 30-year bonds declines 60 basis points (6/10 of 1%) from previous yield peaks for the period of the last 50 trading days. Public utilities industry issuers include those engaged in the manufacture, production, generation, transmission and sale of gas, electric energy, and water and sanitary services, as well as issuers in the communication field including telephone, telegraph, satellite, microwave, and other companies providing communication facilities for the public benefit (other than those in the public broadcasting industry). Investments in public utilities industry securities may be affected by such factors as environmental conditions, energy conservation programs, fuel shortages, and federal, state and local legislative and regulatory actions.

           The common stocks in which the Fund invests generally will be listed on a national securities exchange. The Fund may also invest up to 25% of its total assets in common stocks and fixed-income securities of foreign issuers. Investments in common stocks of foreign issuers will be made primarily through the use of American Depository Receipts ("ADRs"), although direct market purchases also may be made.

           Each Fund's investment objective is to provide current income consistent with liquidity and conservation of capital. In pursuing its investment objective, each Fund may invest in certain types of securities that have special risks which are described under "RISK FACTORS, OTHER INVESTMENT PRACTICES, AND POLICIES OF THE FUNDS" of this prospectus and therefore, may not be suitable for all investors. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis, but not for leverage (borrowing purposes). Generally, each Fund may invest in some or all of the following: high-grade money market instruments with remaining maturities of 13 months or less, including U.S. government securities, obligations of U.S. banks, commercial paper and other short-term corporate obligations, corporate bonds and participation interests or repurchase agreements involving any of the foregoing securities. Each Fund may invest in obligations of banks, including foreign branches of domestic banks and foreign and domestic branches of foreign banks. However, each Fund does not intend to hedge its foreign currency risks and will engage in currency exchange transactions on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market. Investors should carefully assess the risks associated with an investment in each Fund.


INCOME AND EQUITY FUND*

           INVESTMENT OBJECTIVE. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation.

           INVESTMENT PROGRAM. To achieve its objective, the Income and Equity Fund will invest primarily (i.e., at least 65% of its total assets) in fixed-income securities and income-producing equity and equity-related securities. Under normal circumstances, it is expected that approximately 50% of the Fund's total assets will be invested in fixed-income securities, including U.S. Government Securities (such as those utilized by the Government Securities Fund), corporate bonds, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations ("CMOs"), convertible debt securities, Liquid Yield Option Notes ("LYONS"), Preference Equity Redemption Cumulative Stock ("PERCS") and zero-coupon bonds. The fixed-income securities utilized by the Fund will be primarily investment-grade, i.e., rated within the four highest credit categories by any NRSRO or, if unrated, are of comparable quality as determined by the Fund's Manager and Co-Manager. In the event that the ratings for investment grade securities held by the Fund fall below investment grade, the Fund will not be obligated to dispose of such securities if, in the opinion of the Fund's Manager and Co-Manager, such investment is considered appropriate under the circumstances. No more than 5% of the Fund's net assets will be invested or held in securities with ratings less than investment-grade. The proportion of the Fund's assets invested in any particular type of fixed-income security or in any maturity will vary depending on the Manager's and Co-Manager's evaluation of market and economic conditions.

           The remainder of the Fund's assets will be invested in equity and equity-related securities, including common stocks, preferred stocks, and convertible equity securities. Such securities will be chosen largely for their total return characteristics. In evaluating such securities for investment, the Fund's Manager and Co-Manager may consider the following factors: (i) above-average earning's growth potential; (ii) sound balance sheets and other financial characteristics; (iii) quality of management; and (iv) growth of dividends. While the majority of these equity investments will consist of dividend-paying securities of established companies, the Fund may also invest in certain equity securities that do not pay current dividends, but which offer prospects for capital growth or future income.

           The equity securities in which the Fund invests may be listed on a national securities exchange or traded in an established over-the-counter ("OTC") market. The Fund may also invest up to 10% of its total assets in equity and equity-related securities of foreign issuers. The Fund will invest in such foreign equity securities primarily through the purchase of ADRs or other similar securities. (See "RISK FACTORS, OTHER INVESTMENT PRACTICES, AND

POLICIES OF THE FUNDS" of this prospectus for a more detailed description of these investment practices and their risks.)

           The mix of bonds and stocks held by the Fund will vary from time to time depending on the assessment of business, economic, and investment conditions by the Fund's Manager and Co-Manager. However, fixed-income securities can be expected to represent the majority of the Fund's total assets as long as the general level of interest rates remains well in excess of dividend yields available from common stocks.

           In addition to investing in fixed-income securities and income-producing equity and equity-related securities, the Fund may also invest in high-quality money market securities. For temporary defensive purposes, the Fund may invest in such money market securities without limitation.

           Each Fund's investment objective is to provide current income consistent with liquidity and conservation of capital. In pursuing its investment objective, each Fund may invest in certain types of securities that have special risks which are described under "RISK FACTORS, OTHER INVESTMENT PRACTICES, AND POLICIES OF THE FUNDS" of this prospectus and therefore, may not be suitable for all investors. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis, but not for leverage (borrowing purposes). Generally, each Fund may invest in some or all of the following: high-grade money market instruments with remaining maturities of 13 months or less, including U.S. government securities, obligations of U.S. banks, commercial paper and other short-term corporate obligations, corporate bonds and participation interests or repurchase agreements involving any of the foregoing securities. Each Fund may invest in obligations of banks, including foreign branches of domestic banks and foreign and domestic branches of foreign banks. However, each Fund does not intend to hedge its foreign currency risks and will engage in currency exchange transactions on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market. Investors should carefully assess the risks associated with an investment in each Fund.

           * The Income and Equity Fund was formerly called the Income Fund. The name change more accurately reflects the Fund's continuing investment program.

BALANCED FUND

           INVESTMENT OBJECTIVE. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk.

           INVESTMENT PROGRAM. To achieve its objective, the Balanced Fund will invest in a flexible combination of equity and equity-related securities, investment-grade fixed-income securities, and high-quality money market securities or money market funds. Hamilton & Bache will vary the composition of the Fund's portfolio based on its evaluation of economic and market conditions, price trends, and the anticipated returns available from each of the three asset classes. Nevertheless, at least 25% of the Fund's total assets will be invested at all times in fixed-income securities, including corporate debt securities and preferred stocks.

           In selecting equity and equity-related investments for the Fund, including common stocks and convertible preferred stocks, Hamilton & Bache will consider all factors that it believes influence security prices. In particular, it will evaluate the momentum in trends of security prices of individual companies, industries, and the stock market in general. Hamilton & Bache also will analyze the fundamental values of both particular companies and industries, including their financial soundness and future prospects. The Fund's equity and equity-related investments will be primarily in medium and large capitalization companies (i.e., companies having market capitalizations in excess of $500 million).

           The fixed-income portion of the Fund will be invested in investment-grade quality bonds, debentures or asset-backed securities. Under normal conditions, the Fund also may invest up to 25% of its total assets in high-quality money market securities and money market funds. Such bonds and money market securities may include: U.S. Government Securities (such as those used by the Government Securities Fund), corporate bonds, mortgage-backed securities, convertible debt securities, and CMOs. When market conditions warrant temporary or defensive purposes, the Fund may invest up to 60% of the Fund's total assets in money market securities.

           The equity securities in which the Fund invests may be listed on a national securities exchange or traded in an established OTC market. The Fund may invest up to 20% of its total assets in equity and equity-related securities of foreign issuers. The Fund may invest in such foreign equity securities through the purchase of ADRs or other similar securities. (See "RISK FACTORS, OTHER INVESTMENT PRACTICES, AND POLICIES OF THE FUNDS" for a more detailed description of these investment practices and their risks.) The Fund may also invest up to 10% of its total assets in the securities of other investment companies, including closed-end investment companies, in accordance with Section 12(d)(1)(A) of the Investment Company Act of 1940. Such investment in other investment companies will take into consideration the operating expenses and fees of these companies, including advisory fees, as such expenses may reduce investment return.

           Each Fund's investment objective is to provide current income consistent with liquidity and conservation of capital. In pursuing its investment objective, each Fund may invest in certain types of securities that have special risks which are described under "RISK FACTORS, OTHER INVESTMENT PRACTICES, AND POLICIES OF THE FUNDS" of this prospectus and therefore, may not be suitable for all investors. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis, but not for leverage (borrowing purposes). Generally, each Fund may invest in some or all of the following: high-grade money market instruments with remaining maturities of 13 months or less, including U.S. government securities, obligations of U.S. banks, commercial paper and other short-term corporate obligations, corporate bonds and participation interests or repurchase agreements involving any of the foregoing securities. Each Fund may invest in obligations of banks, including foreign branches of domestic banks and foreign and domestic branches of foreign banks. However, each Fund does not intend to hedge its foreign currency risks and will engage in currency exchange transactions on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market. Investors should carefully assess the risks associated with an investment in each Fund.


SMALL CAP FUND

           INVESTMENT OBJECTIVE. The Small Cap Fund seeks to provide capital appreciation through investment in small market capitalization companies.

           INVESTMENT PROGRAM. In seeking to achieve its objective, the Fund will invest primarily (i.e., at least 65% of the Fund's total assets) in equity and equity-related securities of small capitalization companies that are in an early growth stage of their development. Such small capitalization companies (i.e., companies with under $500 million in market capitalization) are often referred to as emerging growth companies. In selecting securities of such emerging growth companies for the Fund, Pacific Global, the Fund's Adviser, focuses on companies it believes have unique characteristics or proprietary advantages that may offer superior prospects for above-average increases in revenue and earnings. The Fund will also purchase securities of companies that (i) are in industries that Pacific Global believes are less likely to be affected by cyclical changes in the economy and (ii) have strong prospects for earnings growth. Pacific Global will continuously monitor these emerging growth companies and their industries to make certain they retain the characteristics that led to their initial selection, and to determine whether to increase the Fund's initial investment. The Fund may also invest up to 10% of its total assets in the securities of other investment companies, including closed-end investment companies, in accordance with
Section 12(d)(1)(A) of the Investment Company Act of 1940. Such investment in other investment companies will take into consideration the operating expenses and fees of those companies, including advisory fees, as such expenses may reduce investment return.

           Under normal circumstances, the Fund will be primarily invested in equity and equity-related securities of such emerging growth companies, including: common stocks, preferred stocks, and securities convertible into or exchangeable for common stocks. Such equity and equity-related securities will be principally traded in the U.S. OTC securities market and, as such, primarily NASDAQ traded securities. Up to 5% of the Fund's total assets may be invested directly in foreign securities.

           While it is anticipated the Fund will invest principally in equity and equity-related securities, the Fund also may invest in convertible preferred stocks that pay above-average dividends and investment-grade fixed-income securities provided such investments appear desirable in light of the Fund's investment objective of capital appreciation. The Fund will not continue to hold investment grade securities that have been down graded to below investment grade. Convertible preferred stocks that pay above-average dividends and long-term corporate bonds are considered by Pacific Global to have capital appreciation potential. The fixed-income securities in which the Fund may invest are generally expected to be long-term corporate bonds having an average portfolio maturity of between 10 and 15 years, which have the potential to provide capital appreciation. When, in the judgment of Pacific Global, a temporary defensive posture is appropriate, the Fund may invest, without limitation, in high-quality money market securities. (See "RISK FACTORS, OTHER INVESTMENT PRACTICES, AND POLICIES OF THE FUNDS" for a more detailed description of fixed income securities.)

           While the companies in which the Fund invests may offer greater opportunity for capital appreciation than larger, more established companies, investment in small capitalization companies generally will involve greater risks. For example, such small capitalization companies may have limited product lines, markets, or financial and management resources. In addition, many OTC stocks trade less frequently and in a smaller volume than exchange-traded stocks. The securities of companies traded in the OTC securities market also may be more sensitive to market changes than the securities of exchange-traded companies. In addition, while it is the policy of the Fund not to invest in securities of companies with no operating history, the Fund may invest up to 10% of its total assets in securities of companies with an operating history of less than three years. Investments in the securities of such unseasoned companies may involve a higher degree of risk than investments in securities of companies with longer operating histories. The Fund is appropriate only for investors who can afford the risks described above that apply to investments in small capitalization companies.

           Each Fund's investment objective is to provide current income consistent with liquidity and conservation of capital. In pursuing its investment objective, each Fund may invest in certain types of securities that have special risks which are described under "RISK FACTORS, OTHER INVESTMENT PRACTICES, AND POLICIES OF THE FUNDS" of this prospectus and therefore, may not be suitable for all investors. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis, but not for leverage (borrowing purposes). Generally, each Fund may invest in some or all of the following: high-grade money market instruments with remaining maturities of 13 months or less, including U.S. government securities, obligations of U.S. banks, commercial paper and other short-term corporate obligations, corporate bonds and participation interests or repurchase agreements involving any of the foregoing securities. Each Fund may invest in obligations of banks, including foreign branches of domestic banks and foreign and domestic branches of foreign banks. However, each Fund does not intend to hedge its foreign currency risks and will engage in currency exchange transactions on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market. Investors should carefully assess the risks associated with an investment in each Fund.


ADDITIONAL FUNDS

           The Distributor has arranged for shares of two money market portfolios of The Reserve Fund, "America's First Money Market Fund" ("Reserve Fund Portfolios"), to be available in exchange for shares of the Funds through the Pacific Global Fund Distributors Money Market Account. The Distributor may arrange for shares of other funds to be available for exchanges with shares of the Funds (such other funds are referred to collectively with the Reserve Fund Portfolios as the "Eligible Funds"). See "Shareholder Services: Exchanges of Shares."


                         FUND MANAGEMENT ORGANIZATIONS


THE MANAGER

           Pacific Global Investment Management Company is the Manager of the Company. The Manager was incorporated on December 17, 1991 under the laws of the State of California and has managed the assets of the Company since its inception. The Manager had not previously served as adviser to any other registered investment company. The Manager supervises a continuous investment program for the Company, evaluates, recommends, and monitors the Co-Manager's and each Adviser's performance, investment program, and compliance with applicable laws and regulations, and recommends to the Board of Directors whether the Co-Manager and each Adviser's contract should be continued or modified. The Manager also serves as Adviser to the Small Cap Fund. The Manager is also responsible for managing the Company's operations and business affairs and supervising the Company's administrative services agent. See "INVESTMENT MANAGEMENT AND OTHER SERVICES" in the Statement of Additional Information for more information regarding the Company's investment management arrangements.

           George A. Henning, Chairman of the Company, is also the principal stockholder and President and Director of the Manager. Mr. Henning, along with Thomas H. Hanson, an Executive Vice President of the Manager, is primarily responsible for the Manager's operations, which includes the services provided to the Company, described above. Mr. Henning serves as the Chairman of Pacific Global Fund Distributors, Inc. ("Distributor"), the Company's Distributor, and Pacific Global Investor Services, Inc. ("PGIS"), the Company's transfer agent, dividend disbursing agent, and administrative services agent.

           Mr. Hanson also serves as Vice President and Secretary of the Company, President and Director of the Distributor, and President and Director of PGIS. In addition, Mr. Hanson is an Owner, Director, Chairman, and President of TriVest Global Management, Inc., a holding company ("TriVest Global"), and Chairman, President, and Chief Executive Officer of TriVest Capital Management, Inc., a registered investment adviser ("TriVest Capital Management"). Prior thereto, Mr. Hanson was Executive Vice President of Investors Research Company, a Director of Investors Research Fund, Inc., an investment company, and a principal of Unified Holdings, Inc. (a holding company).

           The Company pays the Manager management fees at the maximum annual rates of .40% of the average daily net assets of the Income and Equity Fund;
 .65% of the average daily net assets of the Government Securities Fund; and .75% of the average daily net assets of the Balanced and Small Cap Funds.

           For the fiscal year ending December 31, 1996, fees paid to the Manager were $16,345 and $46,424 for the Government Securities Fund and Small Cap Fund, respectively. For the same period, the Manager voluntarily waived its management fees for the Income and Equity Fund and the Balanced Fund. The Manager also assumed certain expenses of the Funds. For a description of the current fee waiver and expense reimbursement arrangements between the Funds and the Manager, see "EXPENSES".

THE ADVISERS AND CO-MANAGER

           The Manager (not the Funds) pays each Adviser for its services. The Manager as Adviser to the Small Cap Fund is compensated by the Fund. Under the management and sub-advisory agreements, each Adviser manages the assets of the respective Funds in accordance with the investment objectives, investment programs, policies, and restrictions under the supervision of the Manager and the Board of Directors. Each Adviser determines which securities and other instruments are purchased and sold for its respective Fund and obtains and evaluates financial data relevant to each Fund. The Advisers are responsible for administering certain affairs of the Fund arising from their investment activities.

           Hamilton & Bache as Co-Manager to the Income and Equity Fund is compensated by the Fund. Under the co-management agreement, Hamilton & Bache co-manages the Income and Equity Fund's assets in accordance with the Fund's investment objectives, investment programs, policies, and restrictions under the supervision of the Board of Directors. The Co-Manager works closely with the Manager to determine which securities and other instruments to purchase and sell for the Income and Equity Fund. See the Statement of Additional Information for further information regarding reductions in the management, co-management and sub-advisory fees on assets in excess of $200 million in assets of the Government Securities, Balanced and Small Cap Funds and in excess of $100 million in assets of the Income and Equity Fund.

           For the period ended December 31, 1996, fees paid to the Advisers were $8,800 and $0 for the Government Securities Fund and Balanced Fund, respectively. For the period ended December 31, 1996, no fees were paid to Expansion Funds of Arizona, Inc (formerly, the MMG Money Management Group, Inc.), which served as a sub-adviser to the Income and Equity Fund prior to its resignation on December 31, 1996.

SPECTRUM ASSET MANAGEMENT, INC.

           Spectrum serves as Adviser to the Government Securities Fund. The Manager pays Spectrum sub-advisory fees, computed daily and paid monthly, at the maximum annual rate of .35% of the Fund's average daily net assets. Spectrum is a registered investment adviser and a California corporation with $95 million in assets under management, as of March 31, 1997. Spectrum serves as adviser to individuals, family trusts, employee benefit plans and charitable and educational endowments. Spectrum has not previously served as an adviser to any other registered investment company. Spectrum's controlling interests are held by R. "Kelly" Kelly, Chairman of Spectrum, and Marc Kelly, President and Director of Spectrum, who are primarily responsible for the management of the assets of the Government Securities Fund and have held such responsibility since the Fund's inception.

HAMILTON & BACHE, INC.

           Hamilton & Bache serves as Adviser to the Balanced Fund and Co-Manager to the Income and Equity Fund. The Manager pays Hamilton & Bache sub-advisory fees with respect to the Balanced Fund, computed daily and paid monthly, at the maximum annual rate of .40% of the Fund's average daily net assets. The Company, on behalf of the Income and Equity Fund, pays Hamilton & Bache co-management fees, computed daily and paid monthly, at the maximum annual rate of .35% of the Fund's average daily net assets. Hamilton & Bache is a registered investment adviser and a California corporation with $91 million in assets under management, as of December 31, 1996. Hamilton & Bache serves as the investment manager to a number of separate discretionary accounts for corporate pension and profit sharing plans and individuals on a fee only basis. Prior to its resignation on July 19, 1994, Hamilton & Bache served as the portfolio manager of a portfolio of a mutual fund that it managed in a similar manner. Hamilton & Bache is wholly-owned by Mary N. Hamilton, founder and President of Hamilton & Bache, and Stephen K. Bache, CFA, Chief Investment Officer of Hamilton & Bache. Ms. Hamilton and Mr. Bache are primarily responsible for managing the assets of the Balanced Fund and co-managing the assets of the Income and Equity Fund and have had such responsibility since September 1, 1994 and August 1, 1997, respectively.

THE DISTRIBUTOR

           Pacific Global Fund Distributors, Inc. (the "Distributor"), a fully owned subsidiary of the Manager, serves as exclusive distributor of shares of the Company, pursuant to a Distribution Agreement with the Company. The Distributor may enter into Selling Group Agreements with unaffiliated broker-dealers for the sale of shares of the Funds and may sell shares through banks and other financial services firms. The Distributor pays commissions to broker-dealers selling shares of the Funds, as discussed below. Sales of shares of the Funds may also be a factor in selecting broker-dealers to execute portfolio transactions. The Distributor may act as a broker for the Company in conformity with the securities laws and rules thereunder. Also see "MORE FACTS ABOUT THE COMPANY: DISTRIBUTION PLANS."


THE TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND ADMINISTRATIVE
SERVICES AGENT

           Pacific Global Investor Services, Inc. (the "Transfer Agent" or "PGIS"), a wholly owned subsidiary of the Manager, serves as transfer agent and dividend disbursing agent to the Funds, pursuant to a Transfer Agency, Dividend Disbursing Agency and Administrative Service Agreement. PGIS also performs certain administrative services for the Company and the Funds pursuant to such agreement. PGIS also provides similar services to the Distributor in connection with the Eligible Funds.

                               SHAREHOLDER GUIDE


HOW TO INVEST


           For Class A shares, you may invest any amount you choose, as often as you want, in any of the Funds unless your investment is automatically withdrawn from your bank account (see "Automatic Investment Plan"). Currently, there is no minimum investment requirement for Class A shares, but this policy could change. Currently, the minimum initial investment in Class C shares is $10,000, and the minimum for subsequent investments in Class C shares is $500. You may diversify your own portfolio by choosing a combination of the Funds for your investment program. You should be aware that the Company reserves the right to impose an annual $10.00 fee on accounts which have a share value of less than $1,000 on the last business day at the end of each calendar year. The fee has been waived since inception, and there is currently no intention to impose it.


INITIAL INVESTMENT

           You may make your first purchase of any Fund's shares either (1) by ordering the shares through any dealer or broker that has entered into a Selling Group Agreement with the Distributor ("Authorized Dealer") or (2) by completing an Application and mailing it, along with your check payable to Pacific Advisors Fund Inc., to PGIS, the Transfer Agent. (If no dealer or broker is named in the Application, the Distributor will act as the dealer for you.)

           CLASS A SHARES.

           Class A shares are sold at their offering price, which (as used in this Prospectus) is the net asset value per share plus an applicable front-end sales charge. Certain purchases of Class A shares, described below, are not subject to the front-end sales charge. The sales charge on Class A shares may also be reduced if you meet certain conditions (see "REDUCING YOUR SALES CHARGES -- CLASS A SHARES").

           CLASS C SHARES.

           The public offering price of Class C shares is the next determined net asset value per share. No front-end sales charge is imposed. However, Class C shares sold within one year of purchase are subject to a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale, whichever is less.

SUBSEQUENT INVESTMENTS

           You may make subsequent purchases of shares of the Funds through your Authorized Dealer or by sending it directly to the Distributor. There is no minimum amount for subsequent purchases of Class A shares. As noted above, there is a $500 minimum for subsequent purchases of Class C shares.

           BY MAIL. Send your check payable to Pacific Advisors Fund Inc. to PGIS. When you are making subsequent investments, please enclose your check with the Investment Form portion of your confirmation. If the Investment Form is not available, indicate on your check your name, address, Fund name, and your account number. If you are investing in more than one Fund, provide us with information on how you want your payment applied.

           Orders to purchase shares are effective on the business day PGIS receives your check.

           BY WIRE. You may make a subsequent investment in the Funds by wiring monies. To do so:

           1.    Instruct your bank to wire federal funds to:
                 Bank Name:              UMB Bank, N.A.
                 ABA #:                  101000695
                 Further Credit to:      Pacific Advisor Funds
                                         A/C #9870609932
                 (Your bank may charge you a fee for this service.)

           2. Be sure to specify on the wire: (a) The Fund and Class of share you are buying and your account number; and (b) the name listed on the Account.

           3.    Call PGIS if you have any questions.

           CONDITIONS OF YOUR PURCHASE. The Company and the Distributor each reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Share purchases are not binding on the Company or the Distributor until they are confirmed by PGIS as paid. All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks. No cash will be accepted. As a condition of this offering, if your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, your account is required to be redeemed), you will be charged a fee of $25.00. In addition, you will be responsible for any related losses the Fund(s) incurs.

           SHARE PRICE -- CLASS A SHARES. Class A shares of each Fund will be priced at the net asset value per share (plus any applicable sales charge, as detailed below) next calculated after your purchase order as described above has been received by PGIS. In order to receive that day's net asset value on shares purchased through an Authorized Dealer, the dealer must receive your order before the close of business on the New York Stock Exchange ("NYSE") and, in most instances, transmit it to PGIS by 4:00 p.m. New York time. As described below, however, orders placed with certain Authorized Dealers or their designees will be deemed to have been received by PGIS when the order is accepted by that Authorized Dealer or its designee. See "PURCHASES AND REDEMPTIONS THROUGH CERTAIN AUTHORIZED DEALERS". Current sales charges and dealer concessions are:


GOVERNMENT SECURITIES FUND AND INCOME AND EQUITY FUND

                                            As                   As
                                            Percentage           Percentage          Amount
                                            of Offering          of Net              Reallowed
           Amount of Purchase               Price                Investment          to Dealers*
           ------------------            ---------------        ------------         -----------
   Less than $ 50,000                            4.75%                4.98%                4.00%
   $   50,000 - $  99,999                        4.50%                4.71%                3.75%
   $  100,000 - $ 249,999                        3.50%                3.63%                2.75%
   $  250,000 - $ 499,999                        2.50%                2.56%                2.00%
   $  500,000 - $ 999,999                        2.00%                2.04%                1.60%
   $  1 million and over**                       0.00%                0.00%                 **

BALANCED FUND AND SMALL CAP FUND
                                             As                  As
                                             Percentage          Percentage          Amount
                                             of Offering         of Net              Reallowed
     Amount of Purchase                      Price               Investment          to Dealers
     ------------------                    --------------        ------------        -----------
   Less than $ 25,000                              5.75%                6.10%               4.75%
   $   25,000 - $  49,999                          5.50%                5.82%               4.75%
   $   50,000 - $  99,999                          4.75%                4.99%               4.00%
   $  100,000 - $ 249,999                          3.75%                3.90%               3.00%
   $  250,000 - $ 499,999                          2.50%                2.56%               2.00%
   $  500,000 - $ 999,999                          2.00%                2.04%               1.60%
   $  1 million and over**                         0.00%                0.00%                **

* The amount reallowed to dealers is shown as a percentage of the offering price. Under certain circumstances, commissions up to the full amount of the sales charge may be reallowed to Authorized Dealers. Dealers that receive 90% or more of the sales load may be deemed to be underwriters under the Securities Act of 1933. Additionally the Distributor may use payments under the Distribution Plan or its own resources to provide additional compensation in the form of promotional merchandise, marketing support, travel or other incentive programs. See "CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES."

**   On purchases by a "Single Purchaser" (defined below in "RIGHT OF
ACCUMULATION") aggregating $1 million or more, the Distributor will pay Authorized Dealers an amount equal to 1% of the first $2 million of such purchases, plus .50% of the next $1 million, plus .20% of the next $1 million, plus .03% of the portion of such purchases in excess of $4 million. The Distributor also may, from time to time, enter into arrangements with specific Authorized Dealers whereby the Distributor may make additional payments to that dealer, based in part, on that dealer meeting certain sales criteria.

SHARE PRICE -- CLASS C SHARES

     Class C shares of each Fund will be priced at the net asset value per share next calculated after your purchase order has been received in proper form by PGIS. In order to receive that day's net asset value on shares purchased through an Authorized Dealer, the dealer must receive your order before the close of business on the NYSE and, in most instances, transmit it to PGIS by 4:00 p.m. New York time. As described below, however, orders placed with certain Authorized Dealers or their designees will be deemed to have been received by PGIS when the order is accepted by that Authorized Dealer or its designee. See "PURCHASES AND REDEMPTIONS THROUGH CERTAIN AUTHORIZED DEALERS". Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expense of Class C shares are higher than those of Class A shares as a result of the Class C shares' higher Rule 12b-1 fees. A contingent deferred sale charge of 1% of the offering price (net asset value at the time of purchase) or the net asset value of the shares at time of sale by the shareholder, whichever is less, is charged on sales of Class C shares made within one year of the purchase date.

REDUCING YOUR SALES CHARGE -- CLASS A SHARES

     The sales charge you pay on Class A shares is affected by the size of your total investment in the Funds as shown in the table above. There are various methods that qualify to increase the size of your investment and thereby reduce the applicable sales charge. Certain categories of Fund purchases also will be made at net asset value, as described below.

     SINGLE PURCHASER. The size of investment shown in the above table applies to the total amount being invested by any "Single Purchaser" in Class A shares of the Funds and Shares of Eligible Funds that have a first-end sales charge at any one time. A "Single Purchaser," eligible for a discount based on combining purchases, includes: (1) an individual; (2) an individual and the members of his or her family (limited to the spouse and minor children); or (3) a trustee or other fiduciary purchasing for a single fiduciary account or trust estate, including employee benefit plans created under Section 401 of the Internal Revenue Code, as well as related plans of the same employer. When you invest in Class A shares of the Funds for several accounts at the same time, you may combine these investments to reduce the applicable sales charge, provided that PGIS is notified at the time of purchase.



     To qualify for a reduced sales charge, you may combine concurrent purchases of Class A shares of two or more Funds, including shares of Eligible Funds that have a front-end sales charge. For example, if you concurrently invest $25,000 in Class A shares of one Fund and $25,000 in Class A shares of another, the sales charge would be reduced to reflect a $50,000 purchase. Remember, PGIS must be notified in writing of your intent to make a concurrent purchase at the time of purchase.



     RIGHT OF ACCUMULATION. You may reduce the sales charge by combining the amount being invested in Class A shares of any Fund with certain previous purchases of Class A shares of any of the Funds and the Eligible Funds by any "Single Purchaser" as described above. However, the cumulative purchase discount does not apply to direct purchases of shares of the Reserve Fund Portfolios. Your Class A shares in any Fund and any Eligible Fund that has a front-end sales charge previously purchased will be taken into account on a combined basis at the current net asset value per share of each appropriate Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A shares of the Funds and other Eligible Funds that were sold subject to a front-end sales charge and that are still held in one of the Funds or Eligible Funds will be included in the calculation. PGIS must be notified at the time your order is placed, and when each subsequent order is placed, that such purchases should be combined. When your payment is sent to PGIS, all accounts to be included under "Right of Accumulation" must be specified by account number.




     LETTER OF INTENT. The Letter of Intent provides an opportunity for you (or any Single Purchaser as described above) to reduce your sales charge on Class A shares by permitting you to aggregate your investments in qualifying accounts to be included over a thirteen-month period. The initial purchase of Class A shares must be at least 5% of the stated investment goal. When a Letter of Intent is submitted to PGIS, each investment made during the thirteen-month period in Class A shares of any Fund or shares of any Eligible Fund that has a front-end sales charge will receive the sales charge applicable to the total amount of the investment goal indicated in your Letter of Intent. Class A shares equal to the dollar amount of the maximum sales load applicable to the Fund(s) or Eligible Fund(s) invested in will be held in escrow by PGIS until the total stated investment goal qualifying for a reduced sales load has been satisfied or it will be applied to pay the applicable sales load. Each payment sent directly to the transfer agent must indicate that a Letter of Intent is on file along with all account numbers for each Fund or Eligible Fund associated with the Letter of Intent. The Letter of Intent may apply to purchases made up to 90 days before PGIS receives and accepts it. To take advantage of this opportunity to reduce your sales charge, you must first complete a Letter of Intent and submit it to PGIS for its approval.

     NET ASSET VALUE PURCHASES. The sales charge on Class A shares of the funds will not apply to the following categories: (1) shares bought through the reinvestment of your dividends and capital gains distributions; (2) purchases by directors, officers, or bonafide employees of the Company, the Manager, the Advisers, the Distributor, the Transfer Agent, and by members of their immediate families; (3) purchases by clients of the Manager; (4) purchases by registered investment advisers for their counsel accounts; (5) purchases by registered representatives and other employees of Authorized Dealers and by members of their immediate families; provided, always, that with respect to categories (1) through (5): (a) any such share order in the Funds shall originate with the member of the category thus qualified; (b) no sales effort shall be required in connection with such purchase; (c) the purchaser shall satisfactorily establish his or her employment or immediate relationship upon request, and (d) the purchaser shall undertake that any such purchase is for investment purposes only and the securities purchased will not be resold except to that Fund; and (6) accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Fund and the shareholder paid an initial sales charge.

     In addition, purchases of Class A shares may be made at net asset value by the following "Other Purchasers": (1) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (2) clients of such investment advisers or financial planners who place trades for their own accounts if their accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (3) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." You should be aware that you may be charged a fee if you effect transactions in Fund shares through a broker or agent.

     Class A shares are offered at net asset value to such Single Purchasers and Other Purchasers because of anticipated economies in sales efforts and sales related expenses. The Company may terminate, or amend the terms of, the offering of Class A shares of the Funds at net asset value to such Single Purchasers at any time. Also see "SHAREHOLDER SERVICES."


                              SHAREHOLDER SERVICES

EXCHANGES OF SHARES

     EXCHANGE PRIVILEGE. You may exchange shares into other Funds, including the Eligible Funds. However, Class A shares of a Fund may be exchanged only for Class A shares of the other Funds, shares of the Reserve Fund Portfolios, and shares of other Eligible Funds subject to a front-end sales charge. Class C shares of a Fund may be exchanged only for Class C shares of the other Funds, shares of the Reserve Fund Portfolios, and shares of other Eligible Funds that may become available by Distributors arrangement for exchanges with Class C shares. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received in proper form, as noted below. An exchange may be made by mail or by telephone. A $5.00 service fee applies to each exchange, but is currently being waived by Pacific Global Investor Services, Inc., the Company's Transfer Agent.

     BY MAIL: Proper form for an exchange by mail requires a written request to PGIS properly signed by all registered owners indicating the Fund name, account number, and shares or dollar amount to be transferred into which Fund.

     BY TELEPHONE: If you accepted telephone exchange privileges, you or your dealer representative may telephone your exchange instructions to PGIS. Proper form for an exchange by telephone requires identification by shareholder social security number or other personal identification, the Fund name, account number and shares or dollar amount to be transferred into which Fund. See "TELEPHONE EXCHANGES AND REDEMPTIONS," below.

     OTHER INFORMATION. No sales charge applies to exchanges, except certain exchanges involving the shares of the Reserve Fund. Exchanges of shares from Reserve Fund Portfolios for Class A shares are subject to applicable sales charges on the Fund being purchased, unless those Reserve Fund Portfolios shares were acquired by an exchange from a Class A shares or shares of an Eligible Fund to which a front-end sales charge applied, or by reinvestment of dividends or capital gain distributions on such Reserve Fund Portfolio shares.

     The following conditions must be met for all exchanges: (1) shares of the Fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired also offer the Exchange Privilege to the investor; (3) newly-purchased (by initial or subsequent investment) shares are held in an account for at least 15 days and all other shares at least one day prior to the exchange. In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of Reserve Fund Portfolios; shares of Reserve Fund Portfolios purchased without a sales charge may be exchanged for Class A shares of the Funds and Eligible Funds offered with a sales charge upon payment of the sales charge or, if applicable, may be used to purchase Class C shares of the Funds or shares of Eligible Funds subject to a contingent deferred sales charge ("CDSC"); and Class A shares of the Funds acquired by reinvestment of dividends or distributions from any Eligible Funds may be exchanged at net asset value for shares of any Eligible Fund. No CDSC is imposed on exchanges of shares of a Fund subject to a CDSC for shares of another Fund or for shares of Eligible Funds. However, the shares so acquired will continue to be subject to a CDSC on the terms and for the period applicable to the exchanged shares. (see "Contingent Deferred Sales Charge -- Class A Shares" and "Contingent Deferred Sales
Charge -- Class C Shares").

     The Fund may modify, suspend or discontinue the exchange privileges at any time, and will do so on 60 days' notice, if such notice is required by regulations adopted under the 1940 Act. The notice period may be shorter if applicable law permits. Shareholders who had exchanged into the Eligible Funds generally would be permitted to reacquire shares of the Funds without sales charge for at least 60 days after notice of termination. The Fund reserves the right to reject telephone or written requests submitted in bulk on behalf of 10 or more accounts. Telephone and written exchange requests must be received by PGIS by 4:00 p.m., New York time, on a regular business day to take effect that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

     Shares to be exchanged are redeemed on the business day PGIS receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the Fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either Fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. A Fund in its discretion reserves the right to refuse any exchange request that will disadvantage it, such as an exchange that would cause the Fund to sell portfolio securities in such quantities and at such time that would result in significant losses to a Fund.


     EXCHANGES TO ELIGIBLE FUNDS. The Distributor has arranged for shares of the Reserve Fund Portfolios to be available in exchange for either Class A or Class C shares of the Funds. The Distributor may arrange for other funds to become Eligible Funds. The exchange privilege to the Eligible Funds does not constitute an offering or recommendation of the shares of any Eligible Fund by the Company or the Manager. Each Eligible Fund's administrator may compensate the Distributor for administrative services it performs with respect to that Eligible Fund. The compensation is based on the average daily net asset value of shares of the Eligible Funds acquired through the exchange privilege. The Transfer Agent may perform services for the Distributor in connection with exchanges between the Funds and the Eligible Funds.

     The Eligible Funds have different investment objectives and policies. For more information, including any charges and expenses, a prospectus of the Eligible Fund into which the exchange is being made should be read prior to an exchange. Dealers or brokers who process exchange orders on behalf of customers may charge a fee for their services. Those charges may be avoided by making the request directly to the Funds to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.


ADDITIONAL SERVICES


     AUTOMATIC INVESTMENT PLAN. You may make regular monthly investments through automatic withdrawals from your bank account. Your monthly investment amount must be at least $25 to purchase Class A shares and $100 to purchase Class C shares. Once a plan is established, your bank account will normally be debited by the 5th or 20th day of the month.


     AUTOMATIC REINVESTMENT. Dividends and capital gain distributions on Fund shares are automatically reinvested in additional shares of the same Class of shares of the same Fund at no sales charge, unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash or reinvested in the Eligible Funds.

     ACCOUNT STATEMENTS. A statement of all account activity will be sent to you after the end of each calendar quarter. Transactions in your account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements.

     PACIFIC ADVISORS FUNDSPHONE. You may check your share balance, the price of your shares, and your most recent account transaction between 7:00 a.m. and 4:00 p.m. Pacific time with Pacific Advisors FundsPhone. To use this service, call 1-800-282-6693 from a TouchTone telephone. You will need your Fund number, personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

     AUTOMATIC WITHDRAWAL PLANS. With a minimum account value of $10,000 you may establish an Automatic Withdrawal Plan. The proceeds from scheduled redemptions of shares are automatically transferred to your pre-designated bank account on either the 15th or the 30th of each month. Payments are in equal dollar amounts and must be at least $25. All dividends and distributions on shares under an Automatic Withdrawal Plan must be reinvested in additional Fund shares.

     You may establish an Insurance Premium Automatic Withdrawal Plan ("IP Withdrawal Plan") to fund the scheduled payment of premiums for certain eligible insurance policies. You must have a minimum account value of $5,000 to establish an IP Withdrawal Plan. The proceeds from your scheduled redemptions to fund the premium payments will be transmitted to your insurance company as instructed on your IP Withdrawal Plan Authorization Form. Your insurance company may establish other conditions affecting your required investment in the Fund. Applicable forms and further information regarding the IP Withdrawal Plan are available from your Authorized Dealer or PGIS.

     Generally, it may not be advisable to purchase additional Class A shares and incur a sales charge when you are participating in an Automatic Withdrawal Plan. Investors also should consider that automatic withdrawals from relatively active portfolios entail the risk that the automatic redemptions may occur at a time when net asset value of the portfolio has fluctuated downward.


REDEMPTIONS

     STANDARD PROCEDURES. To redeem some or all of your shares in a Fund, generally you must send the Company a signed written request that specifies the account number and either the dollar amount or the number of shares to be redeemed, and include any share certificates. The Company may require additional documentation for redemptions by business entities and organizations or by a single purchaser such as a trustee or guardian. Similar procedures apply to exchanges between the Funds and the Eligible Funds. See "TELEPHONE EXCHANGES AND REDEMPTION" and "SIGNATURES AND SIGNATURE GUARANTEES," below.

     WIRE TRANSFERS OF REDEMPTION PROCEEDS. For the protection of shareholders and the Company, wire transfer instructions must be on file prior to executing any request for the wire transfer of redemption proceeds. A shareholder may change the bank account previously designated by written request, which must include appropriate signature guarantees, a copy of any applicable corporate resolution, or other relevant documentation.


     CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES. A contingent deferred sales charge ("CDSC") will be deducted from your redemption proceeds of Class A shares purchased in amounts aggregating $1 million or more if they are redeemed within 18 months of the end of the calendar month of their purchase, in an amount equal to 1% of the lesser of the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or distributions) or the original cost of such shares. However, the total CDSC paid on such shares shall not exceed the aggregate commissions paid to dealers on all Class A shares of the Funds purchased subject to a CDSC by any "Single Purchaser" (as defined in "REDUCING YOUR SALES CHARGE"). The CDSC does not apply to purchases described in "Net Asset Value Purchases" and will be waived in the case of redemptions of Class A shares made for: (1) retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Section 401(a) of the Internal Revenue Code, or from IRAs, or other employee benefit plans; (2) returns of excess contributions to such retirement or employee benefit plans; (3) Automatic Withdrawal Plan payments limited to no more than 12% of the original account value annually; and (4) involuntary redemptions of Class A shares by operation of law or under procedures set forth in the Fund's Articles of Incorporation or as adopted by the Board of Directors.

     Class A shares on which a CDSC was paid at the time of redemption and which are subsequently reinvested under the "Reinvestment Privilege" will be credited with payment of the CDSC on such reinvestment if identified by the shareholder at the time of reinvestment. Additionally, no CDSC is charged on exchanges, pursuant to the Fund's "Exchanges to Eligible Funds," of Class A Fund shares purchased subject to a CDSC, except that if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the CDSC will apply. In determining whether a CDSC is payable, and the amount of any such CDSC, Class A shares not subject to a CDSC are redeemed first, including Class A shares purchased by reinvestment of dividends and distributions, and then other Class A shares are redeemed in the order of purchase.

     REINVESTMENT PRIVILEGE. In addition, you may reinvest, in a Fund from which you redeemed or any Eligible Fund, the proceeds of a full or partial redemption of your Class A Fund shares without payment of a sales charge upon such reinvestment where (1) the reinvestment in Class A is effected within 60 days of the prior redemption, (2) the amount reinvested does not exceed your redemption proceeds, (3) such reinvestment privilege has not been previously utilized by you in the current calendar year and (4) you notify the Transfer Agent for the applicable Fund that you are entitled to reinvest your redemption proceeds in the particular Fund at that Fund's net asset value per share next determined after receipt of such request. If you qualify for a no sales charge purchase, please contact PGIS for details and appropriate forms.

SIGNATURES AND SIGNATURE GUARANTEES

     The signature on a redemption or exchange request must be exactly as shown on the Application. In the interest of safety, signature guarantees are required for certain transactions. If redemption proceeds are in excess of $50,000 or are to be sent to someone other than the registered shareholder or to other than the registered address or if the transaction is an exchange of shares, a signature guarantee is required. A guarantor must be: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union
having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Notary publics are not acceptable guarantors.


TELEPHONE EXCHANGES AND REDEMPTIONS

     EXCHANGES. To place a telephone exchange request, call PGIS at 1-800-282-6693. Telephone exchange calls may be recorded by PGIS. By exchanging shares by telephone, the shareholder is acknowledging receipt of a Prospectus of the Fund or Eligible Fund to which the exchange is made and for full or partial exchanges, the terms of any special account features. Automatic Withdrawal Plans and retirement plan contributions will be transferred to the new account unless PGIS is otherwise instructed. Telephone exchange privileges automatically apply to each shareholder of record and the dealer representative of record unless and until PGIS receives written instructions from a shareholder of record canceling such privileges. PGIS and the Funds will not be responsible for the authenticity of telephone instructions nor for any loss, damage, cost or expense arising out of any telephone instructions that PGIS reasonably believes to be authentic based on its verification procedures. Such procedures may include requiring certain personal identification information prior to acting on telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If PGIS does not employ reasonable verification procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.


     REDEMPTIONS. The Funds permit shareholders or their dealer representatives to redeem shares by telephone. The proceeds will be mailed to your registered address or wired to your predesignated bank account. The Company's procedures and any limitations are designed to minimize unauthorized exercise of the privilege.

     To redeem shares by telephone, call PGIS at 1-800-282-6693. PGIS may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Funds' regular redemption procedures. Requests received by PGIS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are not available for newly purchased shares (within the prior 15 days), shares for UMB Bank, N.A.-sponsored retirement plans, or for shares represented by share certificates. Telephone redemption privileges apply automatically to each shareholder and the dealer representative of record unless PGIS receives cancellation instructions from a shareholder of record. If an account has multiple owners, PGIS may rely on the instructions of any one owner. PGIS and the Fund will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions for an account that PGIS reasonably believes to be authentic, based on its procedures for verification.

     For redemptions paid by check, amounts up to $25,000 may be redeemed by telephone, once in each 30-day period. The check must be payable to the shareholder(s) of record and sent to the address of record for the account. This privilege is not available if the address of record has been changed within 30 days of a telephone redemption request. Shares held in corporate-type retirement plans for which UMB Bank, N.A. serves as trustee may not be redeemed by telephone, telex, fax or telegraph.



          PURCHASES AND REDEMPTIONS THROUGH CERTAIN AUTHORIZED DEALERS

     The Company has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf. PGIS will be deemed to have received a purchase or redemption order placed with certain of these brokers or designees when the authorized broker or, if applicable, its authorized designee, accepts the order. The order will be priced at the relevant Fund's net asset value per share next computed after the order is accepted by the authorized broker or the authorized broker's designee. Orders placed with other Authorized Dealers, however, are not effective until received by PGIS. These Authorized Dealers may require that you place your order no later than a specified time before 4:00 p.m. New York time, so that your order can be transmitted to PGIS by 4:00 p.m. New York Time and receive that day's price. You should be aware that you may be charged a fee if you effect transactions in Fund shares through an Authorized Dealer or an Authorized Dealer's designee.



                                RETIREMENT PLANS

     Fund shares are available in connection with tax benefitted retirement plans established under Sections 401(a) and 403(b) of the Internal Revenue Code ("Code"), IRAs and SEP-IRAs under Section 408 of the Code, and corporate sponsored profit-sharing plans. Various initial, annual maintenance and participant fees may apply to these retirement plans. Applicable forms and information regarding plan administration, all fees, and other plan provisions are available from your Authorized Dealer or PGIS.


                              OTHER CONSIDERATIONS

GENERAL


     The purchase, exchange, and redemption price for Class A and Class C shares is the net asset value (plus any applicable sales charge, if any) per share next determined after receipt by the Company of an order and payment in proper form under the Company's Trade Date Procedures. Purchase, exchange, and redemption orders placed through certain Authorized Dealers or their designees are deemed to have been received by the Company when accepted by that Authorized Dealer or its designees. See "PURCHASES AND REDEMPTIONS THROUGH CERTAIN AUTHORIZED DEALERS"; "Trade Date Procedures" in the Statement of Additional Information. Dealers and brokers who process orders for purchases, redemptions, and exchanges on behalf of their customers may charge a transaction fee for their services. The Company reserves the right to reject any purchase order or to suspend or modify the offering of its shares. Requests for the redemption of shares are considered received when all required information and signature guarantees have been provided. The right of redemption may be suspended under unusual circumstances, as permitted by law. If shares were purchased by check, proceeds may be delayed until the check has been honored, but in no event more than 15 calendar days from the date of receipt of the check.



CERTIFICATES

     In the interest of economy and efficiency, the Company does not issue stock certificates unless specifically requested in writing by the shareholders or their dealers. Shareholders of uncertificated shares have the same ownership rights as if certificates had been issued. Shares are not transferable.

     At your written request, the Funds will issue stock certificates. Unless your shares are purchased with wired funds, a certificate will not be issued until 30 days have elapsed from the time of purchase, or the Funds have satisfactory proof of payment, such as a copy of your canceled check. Certificates will not be issued for fewer than 100 shares.


NET ASSET VALUE


     Net asset value is determined separately for each Class and is determined by subtracting from the value of the assets of each Fund the amount of its liabilities, and dividing the remainder by the number of outstanding shares of that Fund. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The Board of Directors has fixed the specific time of day for the computation of the net asset value of all the Funds to be as of 4:00 p.m., New York time, once daily on business days. Business days are days when the NYSE is open for regular trading.



     Fund securities are valued based on market quotations or, if such quotations are not readily available, at fair market value as determined in good faith under procedures established by the Company's Board of Directors. In accordance with guidelines approved by the Board of Directors, a pricing service, bank, or broker-dealer experienced in such matters may be used to perform the above-described valuation functions.


DISTRIBUTIONS

     Dividends and distributions of each Fund are paid in additional shares of the Fund unless the Company is notified, in writing, that the shareholder elects to receive such dividends and distributions in cash.

     The Government Securities Fund and the Income and Equity Fund will declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund and Small Cap Fund will declare and distribute dividends of their net investment income, if any, annually.
Each Fund will distribute capital gain net income annually.


TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting the Company, its Funds, and its shareholders. For further tax-related information, see "Taxes" in the Statement of Additional Information. No attempt is made to present a detailed explanation of all federal, state, and local income tax considerations, and this discussion and that in the Statement of Additional Information are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors with specific reference to their own tax situation.

     TAX CONSEQUENCES TO THE FUNDS. Each Fund is treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code applicable to regulated investment companies generally (subchapter M of the Code) are applied to each Fund separately, rather than to the Company as a whole. Each Fund intends to qualify as a regulated investment company under subchapter M. If so qualified, each Fund is not subject to federal income taxes with respect to net investment income and net realized capital gains, if any, that are distributed to its shareholders, provided that the Fund distributes each year at least 90% of its net investment income, and meets certain other requirements set forth in the Code. Each Fund would be subject to a 4% nondeductible excise tax on such Fund's taxable income to the extent such Fund did not meet certain distribution requirements by the end of each calendar year. Each Fund intends to make sufficient distributions to avoid application of this excise tax.

     TAX CONSEQUENCES TO THE SHAREHOLDERS. All dividends and distributions are subject to taxes (except for shareholders exempt from income tax) whether received in cash or reinvested in additional shares. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss, although if the shares exchanged have been held less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

     BACKUP WITHHOLDING. Each Fund is required by federal law to withhold 31% of reportable payments (which payments may include income dividends, capital gains distributions, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on your Application, or on a separate W-9 Form supplied by PGIS, that your Social Security or Taxpayer Identification Number is correct (or that you have applied for such a number and are waiting for it to be issued) and that you are not currently subject to backup withholding, or you are exempt from backup withholding.


                       PERFORMANCE AND YIELD INFORMATION


     From time to time a Fund may publish its yield and/or average annual total return in its advertising, marketing material and communications to shareholders. The yield of a Fund will be calculated by dividing the net investment income per share during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period. The results are compounded on a semi-annual basis and then annualized. A Fund's average annual total return, which is the rate of growth of a Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified, is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; (2) all recurring fees are included for applicable periods; and (3) the maximum current sales load, if any, is deducted from the initial investment.

     A Fund may also illustrate in advertisements and sales literature its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $10,000, for example, after deducting the maximum sales load, if any, at the time of the initial investment. The current maximum sales charge on an investment of $10,000 is 5.75%. Any such cumulative total return for a Fund will assume the reinvestment of all capital gains and dividend income for the indicated periods and include all recurring fees.

     Comparative performance information also may be used from time to time in advertising or marketing a Fund's shares. A Fund's total return may be compared to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return on Fund shares may be compared to data prepared by Lipper Analytical Services, Inc. and/or Money, Forbes, Business Week and Fortune magazines, newspapers or other investment performance services. In addition, a Fund's total return may be compared to an index such as the S&P 500. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. For these purposes, the performance of a Fund, as well as the performance of other mutual funds or indices, does not reflect sales charges, the inclusion of which would reduce performance.

     Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield or average annual total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or total return may be in any future period. Because yield calculation methods differ from the methods used for other purposes, a Fund's yield may not equal the distributions shareholders receive or the income reported in a Fund's financial statements.


                 RISK FACTORS, OTHER INVESTMENT PRACTICES, AND
                             POLICIES OF THE FUNDS


     A number of the investment policies and techniques referred to below are subject to certain additional risks described more fully in the Statement of Additional Information.


CASH RESERVES AND REPURCHASE AGREEMENTS

     Each of the Funds may use U.S. dollar denominated money market instruments. Such money market instruments will be limited to high-quality securities rated within the two highest credit categories by any NRSRO or, if not rated, of comparable investment quality as determined by the Manager or the Fund's Adviser, as appropriate. Such domestic money market instruments may include: U.S. Government Securities; certificates of deposit; banker's acceptances; bank time deposits; commercial paper; short-term corporate debt securities; and repurchase agreements with a securities dealer or bank. In these repurchase transactions, the underlying security, which is held by the custodian through the federal book-entry system for a Fund as collateral, will be marked to market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of a bankruptcy or default of certain sellers of repurchase agreements, a Fund could experience costs and delays in liquidating the underlying security and might incur a loss if such collateral held declines in value during this period.


FIXED-INCOME SECURITIES

     Fixed-income securities are considered high-grade if they are rated at least A or its equivalent by any NRSRO or, if unrated, are determined to be of comparable investment quality by the Manager or the Fund's Adviser, as appropriate. High-grade fixed-income securities are considered to have a very strong capacity to pay principal and interest. Fixed-income securities are considered investment-grade if they are rated, for example, at least Baa or its equivalent by any NRSRO or, if not rated, are determined to be of comparable investment quality by the Manager or the Fund's Adviser, as appropriate. Investment-grade fixed-income securities are regarded as having an adequate capacity to pay principal and interest, although these securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the "Appendix" to the Statement of Additional Information regarding "Description of Corporate Bond Ratings."

     The maturity of fixed-income securities may be considered long (ten or more years), intermediate (two to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of fixed-income securities, while an increase in interest rates generally reduces their value.


FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

     Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Manager and the Advisers for the Funds do not believe that the net asset value or income of the Funds will be adversely affected by the purchase of securities on a when-issued or forward commitment basis. No Fund will enter into such transactions for leverage (borrowing) purposes.


MORTGAGE-BACKED SECURITIES

     The Government Securities Fund, the Income and Equity Fund, and the Balanced Fund each may invest in mortgage-backed securities, which are securities representing interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by "GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or FHLMC). Mortgage backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

     Unscheduled or early repayment of principal on mortgage-backed securities (arising from prepayment of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.


COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

     The Government Securities Fund, the Income and Equity Fund, and the Balanced Fund each may invest in CMOs. CMOs are debt securities collateralized by underlying mortgage loans or pools of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and are generally issued by limited purpose finance subsidiaries of U.S. Government instrumentalities.


     CMOs are not, however, "mortgage pass-through" securities, such as those described above. Rather they are pay-through securities, i.e., securities backed by the cash flow from the underlying mortgages. Investors in CMOs are not owners of the underlying mortgages, which serve as collateral for such debt securities, but are simply owners of a fixed-income security backed by such pledged assets. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to the investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.


ASSET-BACKED SECURITIES

     The Income and Equity Fund and the Balanced Fund each may purchase asset-backed securities that represent either fractional interests or participation in pools of leases, retail installment loans, or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as Certificates for Automobile Receivables or "CARS") or may be unsecured (such as Credit Card

Receivable Securities ("CARDS")). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed-through (like mortgage-backed securities) or paid through (like CMOs) to certificate holders. Asset backed securities may be guaranteed up to certain amounts by guarantees, insurance, or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

     Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases, or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool. If consistent with their respective investment objectives and investment programs, the Government Securities Fund and the Income and Equity Fund each may invest in other asset-backed securities that may be developed in the future.


ZERO-COUPON BONDS

     The Government Securities Fund and the Income and Equity Fund each may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value.

     Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Income and Equity Fund takes into account as income a portion of the difference between a zero-coupon bond's purchase price and its face value. The Income and Equity Fund may also purchase LYONs which are securities that combine the features of a zero-coupon bond with those of a convertible security. These securities are also sold at a deep discount from their face value but, at maturity, the holder of a LYON receives an equity interest in the issuing company rather than a fixed-income security.



SECURITIES LENDING

     For purposes of realizing additional income, each Fund may lend portfolio securities with a value of up to 30% of that Fund's total assets to broker-dealers and other financial institutions approved by the Board of Directors. Any such loans will be continuously secured by collateral, maintained in a segregated account, at least equal in value to the securities loaned and marked-to-market on a daily basis. During the time each Fund's securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans by a Fund will only be made to broker-dealers and other financial institutions deemed to be creditworthy and of good standing and will not be made unless, in the judgment of the Manager or a Fund's Adviser, as appropriate the consideration to be earned from such loans would justify the risk.


FOREIGN SECURITIES

     Each of the Funds, as specified in its investment program, may invest in foreign securities. Investments in foreign securities involve certain risks that are not typically associated with investing in domestic issuers, including: (i) less publicly available information about the securities and about the foreign company or government issuing them; (ii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iii) stock markets outside the United States may be less developed or efficient than those in the United States and government supervision and regulation of those stock markets and brokers and the issuers in those markets is less comprehensive than that in the United States; (iv) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; (v) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the United States; (vi) fixed brokerage commissions on certain foreign stock exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs; (vii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, limitations on the removal of funds or other assets of each Fund, political or social instability, or diplomatic developments that could adversely affect United States investments in those countries; and (viii) foreign securities denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations and each Fund may incur costs in connection with conversions between various currencies. Specifically, to facilitate each Fund's purchase of securities denominated in foreign currencies, the Funds may engage in currency exchange transactions to convert currencies to or from U.S. dollars. The Funds do not intend to hedge their foreign currency risks and will engage in currency exchange transactions on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market.

     With respect to equity securities, each Fund may purchase American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers.


WRITING AND PURCHASING COVERED PUT AND CALL OPTIONS ON SECURITIES

     To earn additional income or to minimize anticipated declines in the value of its securities, the Balanced Fund and the Small Cap Fund each may write (i.e., sell) exchange traded covered call and put options on securities. The Balanced Fund and the Small Cap Fund may also purchase call and put options on securities. In general, a call option on a security gives the holder (purchaser) the right to buy and obligates the writer (seller) to sell, in return for a premium paid, the underlying security at the exercise price during the option period. Conversely, a put option on a security gives the holder the right to sell and obligates the writer to purchase, in return for a premium paid, the underlying security at the exercise price during the option period.

     Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options - the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; writing covered put options - the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect current market values; and purchasing call and put options -- possible loss of the entire premium paid.


CERTAIN POLICIES TO REDUCE RISK

     Each Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. Each Fund will not: (i) with respect to 75% of each Fund's total assets, invest in more than 10% of the outstanding voting securities of any one issuer; or (ii) borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities and in amounts not exceeding 15% of each Fund's total assets. Limitation (i) does not apply to U.S. Government Securities. These investment policies are fundamental and may be changed for a Fund only by approval of that Fund's shareholders.

                          MORE FACTS ABOUT THE COMPANY


ORGANIZATION AND CAPITALIZATION

     The Company was established as a Maryland corporation on May 18, 1992. The Board of Directors is responsible for the overall management and supervision of its affairs. The Company is authorized to issue one billion shares of common stock, $.01 par value per share. The Company has designated 250 million shares as Class A shares and 250 million shares as Class C shares. Each share of capital stock issued with respect to a Fund has a pro-rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each Fund bears its own liabilities and its proportionate share of the general liabilities of the Company. The Board is empowered by the Company's Articles of Incorporation and By-Laws to establish additional series or classes of shares.



     Pursuant to a Stock Purchase Agreement, the Manager provided the initial capitalization of each Fund on December 23, 1992.


     The Company currently offers two Classes of shares for each Fund: Class A and Class C. Each Class represents an identical interest in a Fund's investment portfolio. Under the Company's multi-class system, shares of each Class of shares of each Fund represent an equal pro rata interest in the Fund and generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each Class shall have a different designation; (b) each Class of shares shall bear its "Class Expenses;" (c) each Class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each Class shall have separate voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class; (e) each Class may have separate exchange privileges; and (f) each Class may have different conversion features, although a conversion feature is not currently contemplated. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes and will take appropriate action if any such conflict arises.

     Prior to the effective date of the Company's multi-class plan, the Company had one Class of shares, which was redesignated Class A. The redesignation did not change the rights and privileges of the Class A shares. For more information about the different Classes of shares of the Fund, please call 1-800-282-6693.



PORTFOLIO TURNOVER

     Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. The portfolio turnover rates for each Fund for the fiscal year ended December 31, 1996, were: 50.49% for the Government Securities Fund; 28.23% for the Income and Equity Fund; 65.94% for the Balanced Fund; and 51.83% for the Small Cap Fund.


DISTRIBUTION PLANS


     The Company has adopted a plan of distribution for its Class A shares (the "Class A Plan") and a plan of distribution for its Class C shares (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plans allow the Company to make certain payments to the Distributor for a portion of its costs incurred in distributing the Company's Class A and Class C shares. The Class A Plan provides for the payment of shareholder service fees and the Class C Plan provides for the payment of shareholder and distribution service fees. The Class A Plan has the effect of increasing annual expenses of the Company by up to .25% of the Company's average daily net assets, while the Class C Plan has the effect of increasing annual expenses of the Company by up to 1.00% of the Company's average daily net assets. The Distributor is authorized to make quarterly payments to certain securities dealers or brokers, administrators and others ("Recipients") up to the full amount of the expense percentages described above for rendering distribution assistance and administrative support services in connection with the sale of Company shares. The fee imposed on each Fund's assets will be used to pay for services provided by the Recipients. For the fiscal year ended December 31, 1996, fees paid for shareholder services with respect to Class A shares were $7,025, $2,517, $2,107 and $14,339 for the Government Securities Fund, Income and Equity Fund, Balanced Fund, and Small Cap Fund, respectively.

EXPENSES

     The Company bears all expenses of its operation, other than those assumed by the Manager. In addition, the expense of organizing the Company and registering and qualifying its initial shares under federal and state securities laws will be charged to the Company's operations, as an expense, and amortized over a period not to exceed five years.


     In prior fiscal years, the Manager agreed to assume the expenses of each Fund that exceeded the lowest applicable limit actually enforced by any state. In addition, the Adviser voluntarily agreed to waive additional fees and/or reimburse additional expenses to reduce the annual Fund Operating Expenses for the Government Securities Fund, the Income and Equity Fund, and the Balanced Fund. As of October 1996, state expense limitations on Fund Operating Expenses are no longer enforceable; accordingly, the Manager may determine that the reduction of its fees or reimbursement of expenses is not necessary. For the fiscal year ended December 31, 1996, the ratios of operating expenses (net of the Manager's expense reimbursements) to average net assets for the Government Securities Fund, Income and Equity Fund, Balanced Fund, and Small Cap Fund were 1.66%, 1.85%, 2.48%, and 2.91%, respectively.

     Currently, the Manager, Co-Manager and the Advisers have voluntarily entered into Expense Limitation Agreements with each Fund, pursuant to which they may waive their management and advisory fees, respectively, and/or absorb certain expenses for each Fund. Pursuant to these Agreements, the Manager currently (a) will waive its management fee and/or absorb expenses to the extent necessary to maintain the total Fund Operating Expenses of the Class A shares of the Government Securities Fund and the Income and Equity Fund at 1.65% and 1.85%, respectively, of average net assets, and to maintain the total Fund Operating Expenses of the Class C shares of those two Funds at 2.40% and 2.60%, respectively, of average net assets, and (b) will not waive its fee or absorb expenses of the Small Cap Fund or, effective January 1, 1998, the Balanced Fund. The Co-Manager of the Income and Equity Fund also has agreed to waive its management fee to the extent necessary to enable that Fund to meet the expense limitations set forth above. PGIS has also agreed to waive the transfer agency fees on Class C shares of the Government Securities Fund and the Income and Equity Fund to the extent necessary to enable those Funds to meet the expense limitations described above. The Manager may discontinue or change these fee waiver and expense reimbursement arrangements at any time upon 90 days notice to the relevant Fund.

     The Company may reimburse the Manager and/or the Co-Manager for fees so waived and expenses so assumed at such time as such Fund's expenses do not exceed 2.5% of average net assets, the assets of such Fund are $20 million or greater, and the payment of such reimbursement would not cause such Fund's expenses to exceed 2.5% of average net assets. Any such reimbursement payments will be determined separately for each Class of shares and will cause the relevant's Fund's operating expenses and expense ratio to be higher than they would otherwise be. Transfer Agency fees waived by PGIS with respect to Class C shares, pursuant to the current Expense Limitation Agreements, will not be reimbursed.


MEETINGS AND VOTING RIGHTS

     The Company does not intend to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Company's Articles of Incorporation and By-Laws, including the right to call a special meeting of shareholders, upon the written request of the holders of at least 10% of the votes entitled to be cast at such meeting, for the purpose of voting on the removal of one or more Directors. Such removal may be effected upon the action of a majority of the outstanding shares of the Company. The Company has an obligation to assist in such shareholder communications.


     Shareholders are entitled to one vote per share. Shareholders of the Funds shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more Classes, in which case only the shareholders of such Class or Classes shall be entitled to vote thereon. Accordingly, shares of a Fund will be voted only with respect to that Fund except for the election of directors and ratification of independent accountants. Approval by the shareholders of one Fund is effective as to that Fund. Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are not transferable. Pursuant to the Investment Company Act of 1940, shareholders of each Fund are required to approve the adoption of any investment advisory agreement and distribution plan relating to such Fund and of any changes in fundamental investment restrictions or policies of the Fund. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon, as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Articles of Incorporation.



SHAREHOLDER COMMUNICATIONS

     Shareholders of the Company will receive annual financial statements examined by the Company's independent auditors as well as unaudited semi-annual financial statements. Each report will show the investments owned by the Company and their respective market values, and will provide other financial information. Shareholders with inquiries regarding the Company and individual accounts should contact PGIS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

                           FUND SERVICE ORGANIZATIONS

THE MANAGER, THE ADVISERS, AND THE CO-MANAGER

           Pacific Global Investment Management Company
           206 North Jackson Street
           Suite 201
           Glendale, CA  91206

           Spectrum Asset Management, Inc.
           450 Newport Center Drive
           Suite 420
           Newport Beach, CA 92660

           Hamilton & Bache, Inc.
           206 North Jackson Avenue
           Suite 201
           Glendale, CA  91206

THE DISTRIBUTOR

           Pacific Global Fund Distributors, Inc.
           206 North Jackson Street
           Suite 201
           Glendale, CA  91206

THE CUSTODIAN

           United Missouri Bank, N.A.
           P.O. Box 419226
           Kansas City, MO  64141-6226

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND ADMINISTRATIVE SERVICES AGENT:

           Pacific Global Investor Services, Inc.
           206 North Jackson Street
           Suite 201
           Glendale, CA  91206

INDEPENDENT AUDITORS:

           Ernst & Young LLP
           515 South Flower Street
           Los Angeles, California 90071

                           PACIFIC ADVISORS FUND INC.


                            206 NORTH JACKSON STREET
                                   SUITE 201
                           GLENDALE, CALIFORNIA 91206

                        TOLL FREE NUMBER: 1-800-282-6693


                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------

                           Class A and Class C Shares

           This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Company's Prospectus dated December __, 1997. Copies of the Prospectus may be obtained by calling Pacific Global Investor Services, Inc., at the telephone number above.

           The date of this Statement of Additional Information is December __, 1997.

                               TABLE OF CONTENTS

ITEM                                                                 PAGE


The Funds............................................................. S-3

Investment Management and Other Services.............................. S-3

Management of the Company and Its Funds............................... S-6

Distribution Plan..................................................... S-9

Investment Restrictions............................................... S-9

Description of Certain Investments....................................S-12

Taxes.................................................................S-20

Other Considerations..................................................S-21

Appendix..............................................................S-25

                                   THE FUNDS

           The Pacific Global Fund, Inc., d/b/a Pacific Advisors Fund Inc. (the "Company"), incorporated in Maryland, is registered with the Securities and Exchange Commission as an open-end diversified management investment company. The Company currently offers the following four Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. Also see "Exchanges to Eligible Funds" in the Prospectus for availability of exchanges at net asset value to and from certain other eligible mutual funds ("Eligible Funds").


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

GENERAL

           Pacific Global Investment Management Company (the "Manager" or "Pacific Global") serves as manager pursuant to separate agreements between the Company on behalf of each Fund and the Manager (the "Agreements"). The Manager and the Company, on behalf of the Government Securities Fund and the Balanced Fund, have entered into sub-advisory agreements ("Sub-Advisory Agreements") with registered investment advisers (the "Adviser(s)"). Spectrum Asset Management, Inc. ("Spectrum") serves as Adviser to the Government Securities Fund; Hamilton & Bache, Inc. ("Hamilton & Bache") serves as Adviser to the Balanced Fund; and Pacific Global serves as Adviser to the Small Cap Fund. The Company, on behalf of the Income and Equity Fund, entered into a co-management agreement ("Co-Management Agreement") with the Manager and Hamilton & Bache on August 1, 1997. Under the Co-Management Agreement, the Manager and Hamilton & Bache ("Co-Manager") co-manage the investment and reinvestment of the Fund's shares. Each Agreement, Sub-Advisory Agreement and the Co-Management Agreement were approved by the Board of Directors, including a majority of the non-"interested" persons. Each Agreement, Sub-Advisory Agreement and the Co-Management Agreement also have been approved by applicable shareholders. The name of the Income Fund has been changed to the "Income and Equity Fund." This name change more accurately describes the investment objectives of the Fund.


PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY. The directors and principal executive officers of the Manager are: George A. Henning, Chairman, President and Director; Thomas H. Hanson, Executive Vice President and Director; Paul W. Henning, Treasurer; Siegfred S. Kagawa, Marjorie Derby, Manabi Hirasaki, William H. McCary, and John P. Willoughby (Directors); and Victoria Breen (Assistant Secretary and Director of the Manager and Pacific Global Investor Services, Inc.). George Henning is the principal stockholder of the Manager. Pacific Global Fund Distributors, Inc. (the "Distributor") and the Transfer Agent, Pacific Global Investor Services, Inc. ("PGIS"), are fully-owned subsidiaries of the Manager and George A. Henning is Chairman of the Distributor and the Transfer Agent. Thomas H. Hanson is President of the Transfer Agent and the Distributor. Paul W. Henning is Treasurer of the Distributor and the Transfer Agent. Siegfried Kagawa owns more than 5% of the outstanding shares of the Manager.


ADVISERS AND CO-MANAGER. Spectrum is a California corporation, the majority of shares of which are owned by R. "Kelly" Kelly and Marc Kelly. Hamilton & Bache is a California corporation all of the shares of which are owned by Mary N. Hamilton and Stephen K. Bache.


MANAGER'S RESPONSIBILITIES

           In addition to the duties set forth in the Prospectus, the Manager, in furtherance of such duties and responsibilities, is authorized in its discretion to perform or to cause or permit the Advisers to: (i) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers selected by the Manager; (iii) prepare and supervise the preparation of shareholder reports and other shareholder communications; (iv) obtain and evaluate business and financial information in connection with the exercise of its duties; and (v) formulate and implement a continuing program for the management of each Fund's assets. Pursuant to the Co-Management Agreement, the Manager and Co-Manager are equally responsible for carrying out the duties specified above with respect to the Income and Equity Fund.

           In addition, the Manager will furnish to or place at the disposal of the Funds such information and reports as requested by or as the Manager believes would be helpful to the Funds. The Manager has agreed to permit individuals who are among its officers or employees to serve as officers, directors, and members of any committees or advisory board of the Board of the Company without cost to the Company. The Manager has agreed to pay all salaries, expenses, and fees of the directors and officers of the Company who are affiliated with the Manager, the Distributor, or the Company; provided, however, that the Company will reimburse the Manager for expenses incurred, if any, by the Manager in responding to telephonic inquiries from, and mailing information to, shareholders and registered representatives requesting shareholder information concerning the Funds on behalf of shareholders of the Funds. The expenses to be reimbursed, if any, include a portion of the cost of employee compensation, telephone charges, office space, office equipment, and office services properly allocable to the shareholder services described directly above.


TRANSFER AGENT AND ADMINISTRATIVE SERVICES AGENT


           The Transfer Agent, PGIS, is responsible for providing transfer agency, dividend disbursement, and administrative services to the Company. PGIS is compensated for these services by the Company pursuant to the Transfer Agency, Dividend Disbursing Agency and Administrative Service Agreement. These administrative services include assisting the Manager by: maintaining the Company's corporate existence and corporate records; maintaining the Funds' registration under state law; coordination and supervision of the financial and accounting functions for the Funds; liaison with various agents and other parties employed by the Company (i.e., custodian, auditors, and attorneys); and the preparation and development of shareholder communications and reports. PGIS is reimbursed by the Fund for any expenditures on behalf of the Fund and is compensated for administrative services at the annual rate of .05% of average daily net assets, but in no event in excess of $25,000 per Fund per year. PGIS performs certain transfer agent and administrative services for the Distributor in connection with exchanges to and from the Eligible Funds. The Distributor compensates PGIS for these services. PGIS may contract with unaffiliated entities for the provision of these services to the Company and the Distributor. PGIS is compensated separately for transfer agency services. The transfer agency fees depend on the number of shareholder accounts for the relevant Fund, subject to a minimum annual fee of $15,000 per Fund for Class A shares and $9,000 per Fund for Class C shares. As described in the Prospectus, PGIS has agreed to waive its transfer agency fees on Class C shares of the Government Securities Fund and the Income and Equity Fund to the extent necessary to enable those Funds to meet the applicable expense limitations. See "PROSPECTUS: MORE FACTS ABOUT THE COMPANY: EXPENSES". For the fiscal year ending December 31, 1996, PGIS received for its services as Transfer Agent, $15,000, $0, $15,000, and $15,000 from the Government Securities, Income and Equity, Balanced and Small Cap Funds, respectively. For the fiscal year ending December 31, 1996, PGIS received for its services as Administrative Agent, $3,225, $543, $1,250 and $3,086 from the Government Securities, Income and Equity, Balanced, and Small Cap Funds, respectively.



THE MANAGER'S, CO-MANAGER'S AND ADVISERS' FEES


           The Company pays the Manager management fees at the annual rates described in the Table below. The Manager is responsible for paying the Advisers the fees also described in the Table. As further described in the Table, the Company pays Hamilton & Bache for its services as Co-Manager to the Income and Equity Fund. For the fiscal year ending December 31, 1996, the Manager received for its services as Investment Manager, $16,345, $0, $0, and $46,424 from the Government Securities, Income and Equity, Balanced and Small Cap Funds, respectively.

For the fiscal year ending December 31, 1996, the Advisers received for their services $8,800 and $0 from the Government Securities and Balanced Funds, respectively. For the period ended December 31, 1996, no fees were paid to Expansion Funds of Arizona, Inc. (formerly, the MMG Money Management Group, Inc.), which served as a sub-adviser to the Income and Equity Fund prior to its resignation on December 31, 1996.


                          MANAGEMENT AND ADVISORY FEES


GOVERNMENT SECURITIES FUND

Average Daily Net Assets               Management Fee                Sub-Advisory Fee
------------------------               --------------                ----------------

First $200 million                          .65                             .35
next $100 million                           .60                             .32
next $200 million                           .55                             .29
next $250 million                           .50                             .26
next $250 million                           .45                             .23
over $1 billion                             .40                             .20

INCOME AND EQUITY FUND
----------------------

Average Daily Net Assets               Management Fee                Co-Management Fee
------------------------               --------------                -----------------

First $100 million                          .40                             .35
next $100 million                           .37                             .33
next $100 million                           .34                             .31
next $100 million                           .31                             .29
next $100 million                           .28                             .27
over $500 million                           .25                             .25


BALANCED FUND
-------------

Average Daily Net Assets               Management Fee                Sub-Advisory Fee
------------------------               --------------                -----------------

First $200 million                          .75                             .40
next $200 million                           .70                             .37
next $200 million                           .65                             .34
next $200 million                           .60                             .31
next $200 million                           .55                             .28
over $1 billion                             .50                             .25

SMALL CAP FUND

Average Daily Net Assets               Management Fee
------------------------               --------------

First $200 million                          .75
next $200 million                           .72
next $200 million                           .69
over $600 million                           .66

                    MANAGEMENT OF THE COMPANY AND ITS FUNDS


DIRECTORS AND OFFICERS

           Directors and officers of the Company, together with information as to their principal addresses and business occupations during the last five years, are shown below. An asterisk next to a name indicates that a Director is considered an "interested person" of the Company (as defined in the Investment Company Act of 1940, the "1940 Act"). Unless otherwise indicated the address for each Director or officer is 206 North Jackson Street, Suite 201, Glendale, California 91206.


*Thomas M. Brinker                       President, Fringe Benefits, Inc./Financial Foresight, Ltd., d/b/a The
Director                                 Brinker Organization (Financial services companies)
1 North Ormond Avenue
Havertown, Pennsylvania  19083

*Victoria Breen                          Assistant Secretary and Director, Pacific Global Investment
Director                                 Management Company, Pacific Global Investor Services, Inc.;
603 West Ojai Avenue                     General Agent, Transamerica Life Companies and Registered
Ojai, California  93023                  Principal, Transamerica Financial Resources, Inc.; Branch Manager,
                                         Derby & Derby, Inc./Pacific Asset Group, Inc./Financial West
                                         Group (Financial services companies)

Kathleen M. Fishkin                      Certified Public Accountant, Murchison & Marek (Public
Director                                 Accounting); Officer, August Financial Corp.; Executive Vice
3780 Kilroy Airport Way                  President, University Group, Inc.  (Real Estate)
Suite 820
Long Beach, California  90806

L. Michael Haller, III                   Senior Vice President, THQ Inc.; President, International Media
Director                                 Group, Inc.; Consultant, Asahi Broadcasting Corp. (Entertainment
5016 N. Parkway                          companies)
Suite 100
Calabasas, California 91302


*Thomas H. Hanson                        Executive Vice President and Director, Pacific Global Investment
Vice President and Secretary             Management Company; President and Director, Pacific Global Fund
                                         Distributors, Inc.; President and Director, Pacific Global Investor
                                         Services, Inc.; Owner, Director, Chairman, President, and CEO of
                                         TriVest Capital Management, Inc.; Executive Vice President, Investors
                                         Research Company; Director, Investors Research Fund, Inc.; Principal,
                                         Unified Holdings, Inc. (Financial services companies)

*George A. Henning                       President, Pacific Global Investment Management Company;
President and Chairman                   Chairman, Pacific Global Fund Distributors, Inc.; Chairman, Pacific
                                         Global Investor Services Inc.

*Paul W. Henning                         Treasurer, Pacific Global Investment Management Company;
Treasurer                                Treasurer and Director, Pacific Global Fund Distributors, Inc.;
                                         Treasurer, Pacific Global Investor Services Inc.; Assistant
                                         Controller, AdminaStar Defense Services, Inc. (Financial services company)

*Siegfred S. Kagawa                      Chairman, Occidental Underwriters of Hawaii, Ltd.; General Agent,
Director                                 Transamerica Life Companies, (Financial services companies);
1163 S. Beretania Street                 Director, Pacific Global Investment Management Company
Honolulu, Hawaii  96814

Takashi Makinodan, Ph.D.                 Associate Director of Research, Geriatric Research Education Clinic
Director                                 Center, VA Medical Center; Director, Medical Treatment
107 S. Barrington Place                  Effectiveness Program (MEDTEP), Center on Asian and Pacific
Los Angeles, California 90049            Islanders; Professor of Medicine, University of California, Los
                                         Angeles; Adjunct Professor of Biology, University of Southern
                                         California (Medical Research)

Gerald E. Miller                         Consultant for Securities Related Matters; Senior Resident Vice
Director                                 President, Merrill Lynch (Financial services company)
24030 Park Granada
Calabasas, California  91302

Louise K. Taylor, Ph.D.                  Superintendent, Monrovia Unified School District; Assistant
Director                                 Superintendent, Monrovia Unified School District (Education)
325 East Huntington Drive
Monrovia, California  91016



Mr. Kagawa is an interested person of the Fund because he is a director of the Manager, he owns more than 5% of the Manager's voting shares, and he is a part owner of a company that acts as distributor for an offshore investment company managed by the Manager.


The Officers of the Company, and the Directors who are interested persons of the Company, receive no compensation directly from the Company for performing the duties of their offices. They may receive remuneration indirectly as a result of their positions with the Investment Manager or other affiliates. The Directors who are not interested persons receive fees and expenses for Board and Committee meetings attended. The aggregate compensation paid by the Company to each of the Directors who are not interested persons during the fiscal year ended December 31, 1996, was $5,400. The Company does not maintain any retirement or pension plans.


INDEPENDENT AUDITORS

           Ernst & Young LLP, whose address is 515 South Flower Street, Los Angeles, California 90071, has been selected as the independent auditors for the Company. Their selection was approved by the Manager, as sole shareholder of the Company and by the Company's Board of Directors.

           The financial statements for the period February 8, 1993 (commencement of operations) through December 31, 1993 and for the fiscal years ended December 31, 1994, 1995 and 1996 and for the period January 1, 1997 to June 30, 1997 (unaudited) are included in each Fund's Annual Report and Semi-Annual Report, which are, except for pages 1 through 2 thereof, incorporated herein by reference and accompany this Statement of Additional Information.

           The financial statements for the period February 8, 1993 (commencement of operations) through December 31, 1993 and for the fiscal years ended December 31, 1994, 1995 and 1996 that are included in the Prospectus and incorporated by reference into this Statement of Additional Information have been audited by Ernst & Young LLP, whose report thereon appears elsewhere herein have been included herein in reliance upon the report of such firm of accountants, given upon their authority as experts in accounting and auditing.


COMMITTEES OF THE BOARD OF DIRECTORS

           The Company has an Audit Committee and an Executive Committee. The respective duties and present memberships are:

AUDIT COMMITTEE: The members of the Audit Committee consult with the Company's independent auditors, if the auditors deem it desirable, and meet with the Company's independent auditors at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Committee members deem appropriate or desirable. Kathleen M. Fishkin, L. Michael Haller, Gerald E. Miller, and Louise K. Taylor are members of the Audit Committee.

EXECUTIVE COMMITTEE: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board in the management of the Company except as to matters when Board action is specifically required; included within the scope of such powers are matters relating to valuation of securities held in each Fund's portfolio and the pricing of each Fund's shares for purchase and redemption. George A. Henning and Victoria Breen are members of the Executive Committee.


PRINCIPAL HOLDERS OF SECURITIES


           The names, addresses, and percentages of ownership of each person who owns of record or beneficially five percent or more of any Fund's shares as of November 30, 1997 are listed below:





         FUND                           SHAREHOLDER                                PERCENTAGE
         ----                           -----------                                ----------

Income and Equity Fund                 Joanne K. Maxwell                               8.59%
                                       29723 Stoughton Drive
                                       Strongsville, OH  44136



As of November 30, 1997, the Directors and Officers of the Company, as a group, owned 2.01% of the outstanding shares of the Small Cap Fund. As of November 30, 1997, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Government Securities Fund, Income and Equity Fund and Balanced Fund.


CUSTODIAN

           United Missouri Bank, N.A. ("UMB, N.A.") is custodian of the securities and cash owned by the Funds. UMB, N.A. is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, computing the net asset value of the Funds, calculating each Fund's standardized performance information, and performing other administrative duties, all as directed by persons authorized by the Company. UMB, N.A. does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of UMB, N.A. and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Company or Participants' Trust Company. Pursuant to the Custody Agreement, portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of UMB, N.A. and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of UMB, N.A. and may purchase or sell securities from or to UMB, N.A..


                               DISTRIBUTION PLAN


           The Company has adopted a Plan of Distribution for its Class A Shares (the "Class A Plan") and a Plan of Distribution for its Class C Shares (the "Class C Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Class A Plan, the Company will pay the Distributor quarterly at a rate not to exceed .0625% of the Company's average daily net assets attributable to Class A shares during the quarter. Pursuant to the Class C Plan, the Company will pay the Distributor quarterly at a rate not to exceed
 .25% of the Company's average daily net assets attributable to Class C shares during the quarter. The Distributor, in turn, will pay certain securities dealers or brokers, administrators and others ("Recipients") based on the average daily net asset value of Class A and Class C shares, as appropriate, of the Company owned by that Recipient or its customers during that quarter. However, no such payments will be made to any Recipient in any quarter if the aggregate net asset value of the Class A and Class C shares of the Company held by the Recipient or its customers at the end of such quarter, taken without regard to the minimum holding period, does not exceed a minimum amount. The minimum holding period and the minimum level of holdings, if any, will be determined from time to time by a majority of the Directors who are not "interested persons" ("Independent Directors") of the Company. The services to be provided by Recipients may include, but are not limited to, distributing sales literature, answering routine customer inquiries regarding the Company, assisting in establishing and maintaining accounts or sub-accounts in the Company and processing purchase and redemption transactions, making the Company's investment plans and shareholder services options available, and providing such other information and services as the Distributor or the Company may reasonably request from time to time.

           All of the fees paid to the Distributor pursuant to the Class A Plan will be used to pay Recipients for shareholder services rendered to the shareholders of the Funds. Fees paid to the Distributor pursuant to the Class C Plan will be used to pay Recipients for shareholder and distribution services. Any unreimbursed expenses incurred during any quarter by the Distributor may not be recovered in later periods. The Class A Plan has the effect of increasing annual expenses of the Company by up to .25% of the Company's average daily net assets attributable to Class A shares, while the Class C Plan has the affect of increasing annual expenses of the Company by up to 1.00% of the Company's average daily net assets attributable to Class C shares. For the fiscal year ended December 31, 1996, Rule 12b-1 payments of $7,025, $2,517, $2,107 and
$14,339 were made by the Government Securities, Income and Equity, Balanced and Small Cap Funds, respectively. The Class C Plan became effective on December __, 1997, although no fees will be paid pursuant to the Class C Plan until after sales of Class C shares commence upon the effective date of this Registration Statement.



                            INVESTMENT RESTRICTIONS

           In addition to the restrictions set forth in the Prospectus with respect to each Fund, which are described as fundamental investment policies, investment restrictions (1), (2), (3), (5), (7), (11), (14), (16) and (17)
described below, have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

           The following investment restrictions apply to each Fund except as indicated to the contrary.

           A Fund will not:

           (1) MARGIN AND SHORT SALES: Purchase securities on margin or sell securities short, except each Fund may make margin deposits in connection with permissible options and futures transactions subject to restrictions (5) and (8) below and may make short sales against the box. As a matter of operating policy, no Fund has a current intention, in the foreseeable future (i.e., the next year), of making margin deposits in connection with futures transactions or making short sales against the box;

           (2) SENIOR SECURITIES AND BORROWING: Issue any class of securities senior to any other class of securities, although each Fund may borrow for temporary or emergency purposes. Each Fund may borrow up to 15% of its total assets. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. Each Fund may each enter into futures contracts subject to restriction (5) below;

           (3) REAL ESTATE: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, master limited partnerships traded on a national securities exchange, mortgage pass-through securities, mortgage-backed securities, and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities. In order to comply with the securities laws of several states, the Balanced Fund and Small Cap Fund (as a matter of operating policy) will not invest in securities of real estate investment trusts, if by reason thereof the value of each Fund's aggregate investment in such securities would exceed 10% of its total costs.

           (4) CONTROL OF PORTFOLIO COMPANIES: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies;

           (5) COMMODITIES: Purchase or sell commodities and invest in commodities futures contracts, except that each Fund may enter into only those futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such future contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. As a matter of operating policy, no Fund has any current intention, in the foreseeable future (i.e., the next year), of entering into futures contracts or options thereon;

           (6) INVESTMENT COMPANIES: Invest in the securities of other investment companies, except that each Fund, other than the Income and Equity Fund, may purchase securities of other investment companies only in those circumstances in which each Fund (i) owns no more than 3% of the total outstanding voting securities of any other investment company, (ii) invests no more than 5% of its total assets in the securities of any one investment company, and (iii) invests no more than 10% of its total assets in the securities of all other investment companies in the aggregate;

           (7) UNDERWRITING: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund's investment objectives, investment program, policies, and restrictions;

           (8) OPTIONS, STRADDLES, AND SPREADS: Invest in puts, calls, straddles, spreads or any combination thereof, except that each Fund may invest in and commit its assets to writing and purchasing only those put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information. The Fund will write only those put or call options that are considered to be appropriately covered. In order to comply with the securities laws of several states, no Fund (as a matter of operating policy) will write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Fund exceeds 25% of the market value of that Fund's net assets. The Government Securities Fund and the Income and Equity Fund have no current intention, in the foreseeable future (i.e., the next year), of investing in options, straddles, spreads, or any combination thereof;

            (9) OIL AND GAS PROGRAMS: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

           (10)   OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS:
Purchase or retain the securities of any issuer if to the knowledge of the Company, those officers and directors of the Company, the Manager or the Advisers who individually own more than 1/2 of 1% of the securities of such issuer collectively own more than 5% of the securities of such issuer;

           (11) LOANS: Make loans, except that each Fund in accordance with that Fund's investment objectives, investment program, policies, and restrictions may (i) make loans of portfolio securities with a value of up to 30% of that Fund's total assets, (ii) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes, and (iii) purchase money market securities and enter into repurchase agreements, provided such instruments are fully collateralized and marked to market daily;

           (12) UNSEASONED ISSUERS: The Balanced Fund and Small Cap Fund will not invest more than 5% of each of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the United States Government, its agencies, and instrumentalities;

           (13)   ILLIQUID SECURITIES AND SECURITIES NOT READILY MARKETABLE:
Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of a Fund's net assets would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and foreign issuers whose securities are not listed on a recognized domestic or foreign exchange. Some investments may be determined by the Funds to be illiquid. Illiquid securities are securities which each Fund cannot sell or dispose of in the ordinary course of business at an acceptable price, securities which are subject to legal or contractual restrictions on disposition, other securities for which no readily available market exists, and repurchase agreements and time deposits with a maturity of more than seven days. Difficulty in selling securities may result in a loss and may be costly to a Fund. As a matter of operating policy, in compliance with certain state securities regulations, no more than 5% of any Fund's net assets will be invested in restricted securities;

           (14) MORTGAGING: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except (i) as may be necessary in connection with permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 15% of each Fund's total assets) and (ii) as may be necessary in connection with each Fund's use of permissible options and futures transactions, subject to restrictions (5) and (8) above;

           (15) WARRANTS: Invest more than 5% of a Fund's net assets in warrants, and will further limit its investment in unlisted warrants to no more than 2% of its net assets;

           (16) DIVERSIFICATION: Make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, US. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are securities issued by the U.S. Government, its agencies and instrumentalities, and such repurchase agreements are fully collateralized by such securities; and

           (17) CONCENTRATION: Except for the Government Securities Fund, purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of a Fund in that industry would exceed 25% of the current value of the total assets of that Fund. In those instances in which the Government Securities Fund invests more than 25% of its total assets in dividend-paying common stocks, the Government Securities Fund will concentrate its investments in securities of issuers in the public utilities industry.

           The Government Securities Fund may invest more than 25% of its total assets in dividend-paying common stocks when Spectrum anticipates that interest rates will decline. Thus, investments in dividend-paying common stocks of issuers in the public utility industry will serve as substitutes for investment in long-term bonds. Concentration in securities in the public utility industry will occur when utilizing such securities as substitutes for long-term bonds is consistent with managing the Fund to increase the Fund's total rate of return. Thus, concentration of investments in this area are made when the current yield on U.S. Government 30-year bonds declines 60 basis points (6/10 of 1%) from previous yield peaks for the period of the last 50 trading days. The Fund would reverse its concentration of investments when the current yield on U.S. Government bonds rises 60 basis points (6/10 of 1%) from previous yield lows for the period of the last 50 trading days.


                       DESCRIPTION OF CERTAIN INVESTMENTS

           The following is a description of certain types of investments which may be made by the Funds.

MONEY MARKET INSTRUMENTS

           As stated in the Prospectus, each Fund may invest in high-quality money market instruments. The money market instruments that may be used by each Fund may include:

           UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

           UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either; (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

           BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

           SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

           REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high-grade money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the total value of that Fund's total assets would be invested in such agreements or other securities which are not readily marketable.

           The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fall financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by the Company's Board of Directors and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U. S.
Government Securities.

           ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

           Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

           Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.


FIXED-INCOME SECURITIES

           As noted in the Prospectus, in accordance with each Fund's investment objectives and investment program, each Fund may invest to varying degrees in high and medium quality fixed-income securities. (See the Appendix for a description of each rating category.) Certain of these fixed-income securities are described below.

           MORTGAGE-BACKED SECURITIES. Interests in pools of mortgage-backed securities differ from other forms of debt securities (which normally provide for periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage-backed securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage-backed securities, such as securities guaranteed by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

           The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and, after being approved by GNMA, is offered to investors through securities dealers.

           Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage-backed securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

           FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Pcs are not backed by the full faith and credit of the U.S. Government.

           Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets each Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Each Fund may buy mortgage-backed securities without insurance or guarantees if its Adviser determines that the securities meet that Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Each Fund will limit its investment in mortgage-backed securities or other securities which may be considered illiquid or not readily marketable to no more than 15% of that Fund's total assets.

           COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). Collateralized mortgage obligations ("CMOs") are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. CMOs are generally structured into multiple classes or tranches, each bearing a different stated maturity. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

           In a typical CMO transaction, a corporation issues multiple series of CMO bonds (e.g., Series A, B, C, and Z bonds). Proceeds of the CMO bond offering are used to purchase mortgages or mortgage-backed certificates which are used as collateral for the loan ("Collateral"). The Collateral is generally pledged to a third party trustee as security for the CMO bond. Principal and interest payments from the Collateral are used to pay principal on the CMO bonds. The Series A, B, and C bonds all bear current interest. Interest on the Series Z bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C bond currently being paid off. When the Series A, B, and C bonds are paid in full, interest and principal on the Series Z bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

           OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

           ASSET-BACKED SECURITIES. The Income and Equity Fund and the Balanced Fund each may invest in asset- backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or "CARs") and credit card receivables (such as Credit Card Receivable Securities or "CARDS"). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) affiliated or unaffiliated with the issuers of such securities.

           The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

           Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

           The development of asset-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for such securities is not as well developed as that for mortgage-backed securities guaranteed by government agencies or instrumentalities. The Income and Equity Fund intends to limit its purchases of asset-backed securities to securities that are readily marketable at the time of purchase.

           ZERO COUPON BONDS. The Government Securities Fund and Income and Equity Fund each may invest in "zero coupon" bonds. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to their maturity. Accordingly, such securities usually trade at a deep discount from their face value. An investor, such as the Government Securities Fund or Income and Equity Fund, acquires a zero coupon bond at a price that is generally an amount based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than the bond's face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon bond, the investor receives the face value of the bond. The Funds may also invest up to 5% of its net assets in "pay-in-kind" securities (i.e., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities.

           Zero coupon bond and "pay-in-kind" securities may be more speculative and subject to greater fluctuations in their market value in response to changing interest rates than debt obligations that make period distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon bonds eliminate any reinvestment risk and lock in a rate of return to maturity.

           For federal tax purposes, the holder of a zero coupon bond is required to accrue a portion of the discount at which the security was purchased (or, in the case of a "pay-in-kind" security, the difference between the issue price and the sum of all the amounts payable on redemption) as income each year even though the holder of such a security receives no interest payment on such security during the year. Since each Fund is a regulated investment company, under the Internal Revenue Code of 1986 (the "Code"), and must distribute each year to its shareholders substantially all of its income (including that which it must accrue and recognize with respect to any zero coupon bonds and "pay-in-kind" securities in which it invests) in order to comply with certain Code provisions, such distributions could reduce the amount of cash available for investment by each Fund.

           PERCS. The Income and Equity Fund may invest up to 5% of its net assets in Preference Equity Redemption Cumulative Stock, more commonly known as PERCS. A PERCS is a preferred stock with an "out-of-the-money" call option written by the purchaser of the PERCS to the issuer of the PERCS. Most PERCS expire three years from the date of issue, at which time they are exchangeable for the issuer's common stock or cash, at the option of the issuer. Under a typical arrangement, if after three years the issuer's common stock is below the call price established by the PERCS, each PERCS would convert to one share of common stock. If however, the issuer's common stock is trading above the call price, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS' holder is determined by dividing the call price of the PERCS by the market price of the issuer's common stock. Some PERCS provide that they can be called immediately if the issuer's common stock is trading at a specified level or better. Investors, such as the Income and Equity Fund, that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

           LYONS. The Income and Equity Fund may invest up to 5% of its net assets in Liquid Yield Option Notes or LYONS. LYONS combine features commonly associated with convertible bonds with those of zero coupon bonds. LYONS are debt securities issued in zero coupon form (they are issued at a discount from par and pay interest only at maturity). Like convertible bonds, LYONS may be converted, upon payment of a conversion premium, into a fixed number of shares of common stock at any time. LYONS also have a put feature which allows the holder to redeem the LYONS at the initial offering price plus accredit interest on specified dates, usually three to five years after a LYONS has been issued. Upon exercise of a put, the holder of the LYONS may receive cash, common stock, subordinated debt, or a combination thereof depending upon the type of LYONS.

           LYONS, if held to maturity (usually 15 to 20 years), provide a fixed rate of return. If the conversion option is exercised, they offer the holder of the LYONS the ability to participate in the potential growth of the value of the underlying common stock. The put option feature of a LYON offers holders a degree of liquidity. In addition, LYONS are also listed on national securities exchanges, but there is no assurance that a secondary market for the LYONS will exist.

WHEN-ISSUED SECURITIES

           Each Fund may, from time to time, purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to four months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

WARRANTS

           Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

           Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. Each Fund will limit its investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of its net assets.

SECURITIES LOANS

           For purposes of realizing additional income, each Fund may make secured loans of its portfolio securities amounting to no more than 30% of the value of that Fund's total assets. Securities loans are made to broker-dealers and other financial institutions approved by the Board of Directors of the Company. Loans of securities by the Funds are made pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to the securities loaned, as marked-to-market on a daily basis. The collateral received will consist of cash, U.S. Government Securities, letters of credit or such other collateral as permitted by interpretations or rules of the Securities and Exchange Commission ("SEC") and approved by the Company's Board of Directors. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

           Any loan of portfolio securities by any Fund will be allowable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Company's Board of Directors considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and when the Manager or a Fund's Adviser believes that the interest earned from such loans justifies the attendant risks. On termination of the loan, the borrower will be required to return the securities lent to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.


INVESTMENT IN OTHER INVESTMENT COMPANIES

          The Government Securities Fund, the Balanced Fund and the Small Cap Fund may each invest in other investment companies. Each Fund's investment in other investment companies is limited in amount by the 1940 Act, so that each Fund may purchase shares in another investment company unless (i) such a purchase would cause the Fund to own, in the aggregate, more than 3% of the total outstanding voting stock of the acquired company, (ii) such a purchase would cause the Fund to have more than 5% of its total assets invested in one investment company, (iii) such a purchase would cause the Fund to have more than 10% of its total assets invested in all other investment companies in the aggregate, or (iv) all Funds in the Company would own more than 10% of the total outstanding voting stock of such registered investment company. Such investments may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. In addition, the return from such an investment will be reduced by the operating expenses and fees of such other investment companies, including applicable advisory fees. Although each Fund, other than the Income and Equity Fund, is permitted to invest in other investment companies, each Fund has no current intention (i.e., in the next year) of so doing.



DEPOSITARY RECEIPTS AND FOREIGN SECURITIES

           Each of the Funds, as specified in its investment program, may invest in foreign securities. Investments in foreign equity securities will be made primarily through the purchase of American Depositary Receipts ("ADRs"). Certain Funds may also utilize European Depositary Receipts ("EDRs") and may make direct market purchases of equity and fixed-income securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in the over-the-counter ("OTC") securities market. EDRs are receipts issued in Europe generally by a foreign bank or trust company that evidence ownership of foreign or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs during an initial public offering, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since
(i) ADRs are U.S. dollar-denominated investments which are easily transferable and for which market quotations are readily available, and (in) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

           Because the Funds may invest directly in certain foreign securities, the Funds may be subject to risks that are different, in some respects, from the risks associated with an investment in a mutual fund that invests only in securities of domestic issuers. These risks include, among others, potential adverse changes in currency exchange rates and exchange control regulations, as well as potential social, economic, or political instability. In addition, certain foreign securities and stock markets outside the U.S. are not as liquid as their U.S. counterparts. Issuers of foreign securities are also subject to different accounting, reporting, and disclosure requirements than those applicable to domestic issuers and less reliable public information may be available about such foreign securities. Further, foreign brokerage commissions and custodian fees are generally higher than in the United States. In addition, government restrictions in certain countries and other limitations on investment may affect the maximum percentage of equity ownership in any one company by a Fund. Moreover, in some countries, only special classes of securities may be purchased by external investors and the price, liquidity, and rights with respect to such securities may differ from those relating to shares owned by nationals. In addition, there may also be the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. As a result, the selection of securities of foreign issuers may be more difficult and subject to greater risks than investment in domestic issuers.

OPTIONS ON SECURITIES

           The Balanced Fund and Small Cap Fund each may write covered put and call options on securities and may purchase put and call options on securities. Each Fund will only utilize options on securities that are exchange traded.

           A call option is a contract that gives the purchaser thereof, during the term of the option, the right to buy a specified amount of the security underlying the call option at a fixed price (called the exercise or "strike" price) upon exercise of the option. Conversely, a put option is a contract that gives the purchaser thereof, during the term of the option, the right to sell a specified amount of the security underlying the put option at the exercise price upon exercise of the option.

           Through the writing of a covered call option, a Fund will receive premium income but will also thereby obligate itself during the term of the option, upon the exercise thereof, to sell to the purchaser of such option the security underlying the option regardless of the market value of the security during the option period. Through the writing of a covered put option, a Fund will receive premium income but will also thereby obligate itself during the term of the option, upon the exercise thereof, to purchase from the holder of the put option the security underlying the option regardless of the market value of the security during the option period.

           To "cover" a call option written, a Fund may, for example, identify and make available for sale the specific portfolio security to which the option relates or may establish a segregated asset account with the Company's custodian, containing cash or liquid assets that, when added to amounts, if any, deposited with its broker as margin, equal the market value of the securities underlying the call option written. To cover a put option written, a Fund may, for example, establish a segregated asset account with the Company's custodian containing cash or liquid assets that, when added to amounts, if any, deposited with its broker as margin, equal the market value of the securities underlying the put option written.

           Each Fund may purchase put options on securities for defensive purposes in order to hedge against an anticipated decline in the value of its portfolio securities. Each Fund may purchase call options on securities to take advantage of anticipated increases in the value of its portfolio securities. In addition, each Fund may write put or call options on securities, for the purpose of generating additional income, which may partially offset the effects of adverse changes in the value of that Fund's portfolio securities.

           Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different, in some respects, from the investment risks associated with similar funds that do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price, adjusted for premiums received; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect their current market values; and purchasing put and call options -- possible loss of the entire premium paid if the option expires unexercised.

                                     TAXES

           Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. As such, it must meet the requirements of Subchapter M of the Code, including the requirements regarding the source and distribution of investment income and the diversification of investments.


           In general, to qualify as a RIC, at least 90% of the gross income of each Fund for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities.


           A RIC must distribute to its shareholders 90% of its ordinary income and net short-term capital gains.

Moreover, undistributed net income must be subject to tax at the RIC level.

           In addition, each Fund must declare and distribute dividends each year equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its capital gains net income (as of the twelve months ended October 31), in order to avoid a 4% federal excise tax. Each Fund intends to make the required distributions, but it cannot guarantee that it will do so. Dividends attributable to a Fund's ordinary income are taxable as such to shareholders in the year in which they are received.

           A corporate shareholder may be entitled to take a deduction for income dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A dividend of capital gains net income reflects the Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate which dividends are dividends of capital gains net income and must notify shareholders of this designation within 60 days after the close of the Fund's taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for these dividends.

           If, in any taxable year, a Fund should not qualify as a RIC under the Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax-deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the partial deduction for dividends received by corporations.


                              OTHER CONSIDERATIONS


TRADE DATE PROCEDURES

           PURCHASING. If a purchase order is telephoned to PGIS before 4:00 p.m., New York time, the purchase order becomes effective as of 4:00 p.m., New York time. If the purchase order is telephoned to PGIS after 4:00 p.m., New York time, the purchase order becomes effective as of 4:00 p.m., New York time, on the next business day.

           REDEEMING. If a request to sell shares (redemption) is received in proper form prior to the determination of net asset value on any day, the redemption is effective as of 4:00 p.m., New York time. If the request is received after the net asset value is determined, the redemption is effective as of 4:00 p.m., New York time, on the next business day.

           EXCHANGING. Shares of a Fund are exchanged for shares of other Funds at net asset value next determined following receipt of the request in proper form either by mail or telephone.

           REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Dividends and distributions of each Fund are made on the payment date, the record date, or such other date as the Board may determine. On the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the amount of the dividend).


           TRANSACTIONS EFFECTED THROUGH CERTAIN AUTHORIZED DEALERS. The Company has authorized certain brokers to accept purchase and redemption orders on the Company's behalf. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf. If an order is accepted by such a broker or authorized designee before 4:00 p.m., New York time, the order become effective as of 4:00 p.m., New York time. If the order is accepted after 4:00 p.m., New York time, the order becomes effective as of 4:00 p.m., New York time, on the next business day.


REDEMPTIONS

Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Company, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all requests for redemption made by such shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Company's Board deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Company does not anticipate making redemptions-in-kind.


SUSPENSION OF REDEMPTIONS

           The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or the NYSE is closed, other than customary weekend and holiday closings, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.


PACIFIC GLOBAL FUND DISTRIBUTORS, INC. COMMISSIONS

                                         1994                                                       1995
FUND               UNDERWRITING          BROKERAGE     TOTAL                      UNDERWRITING      BROKERAGE            TOTAL

Small Cap               $11,359        $20,878         $32,237                          $7,151         $42,690            $49,841

Balanced                    480            279             759                             494             422                916

Income and                3,774              0           3,774                             372               0                372
Equity

Government
Securities                  153              0             153                           2,249               0              2,249


                                         1996
FUND                 UNDERWRITING        BROKERAGE             TOTAL

Small Cap                  $9,504            $55,227          $64,731

Balanced                    1,106                584            1,690

Income and                    925                  0              925
Equity

Government
Securities                  5,592                  0            5,592


PORTFOLIO TRANSACTIONS

           The Company has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities. In placing orders, the Manager, Advisers and Co-Manager are subject to the Company's policy to seek the best available price and most favorable execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm's general execution and operating facilities. The Company has authorized the Manager, Advisers and Co-Manager to pay higher commissions in recognition of brokerage services which, in an Adviser's opinion, are necessary to achieve best execution, provided the Manager, Adviser or Co-Manager believes this to be in the best interest of the Fund. The Manager, Advisers and Co-Manager may also rank broker-dealers based on the value of their research services and include such ranking as a selection factor.

           The Manager, each Adviser and the Co-Manager, subject to seeking best price and execution, is authorized to cause a Fund to pay broker-dealers that furnish brokerage and research services (as deemed by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) a higher commission than that charged by another broker-dealer that does not furnish such brokerage and research services. The Manager, each Adviser and the Co-Manager must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of the Manager's, each Adviser's or the Co-Manager's responsibilities to the Funds or other accounts, if any, as to which it exercises investment discretion.

           The Advisers' and the Co-Manager's other accounts may have investment objectives and programs that are similar to those of the Funds they advise. Accordingly, occasions may arise when an Adviser or Co-Manager engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of the Fund it advises and other accounts. On those occasions, the Advisers and Co-Manager will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Board of Directors. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

           The Distributor, a registered broker-dealer, may act as broker for the Company, in conformity with the securities laws and rules thereunder. The Distributor is a fully owned subsidiary of the Manager. In order for the Distributor to effect any portfolio transactions for the Company on an exchange or board of trade, the commissions received by it must be reasonable and fair compared to the commissions paid to other brokers in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Company's Board of Directors has approved procedures for evaluating the reasonableness of commissions paid to the Distributor and periodically reviews these procedures. The Distributor will not act as principal in effecting any portfolio transactions for the Company.

           For fiscal years ending December 31, 1994, 1995 and 1996 the total brokerage commissions paid by each Fund were, respectively, as follows:
Government Securities Fund, $1,659, $4,682 and $7,572; Income and Equity Fund, $890, $1,649 and $757; Balanced Fund, $2,050, $5,730 and $5,093; and Small Cap
Fund, $44,653, $60,048 and $81,150. Of these amounts, no amounts were paid to brokers that provided research and brokerage services.


VALUATION OF SECURITIES

           The assets of the Fund are valued as follows:

           COMMON STOCKS, PREFERRED STOCKS, AND CONVERTIBLE PREFERRED STOCKS of domestic issuers listed on national securities exchanges and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities.

           SHORT-TERM DEBT INSTRUMENTS WITH A REMAINING MATURITY OF 60 DAYS OR LESS are valued on a amortized cost basis. When a security is valued at amortized cost, it is valued at its cost when purchased and thereafter by assuming a constant amortization to maturity of any discount or premium.

           SHORT-TERM DEBT INSTRUMENTS WITH A REMAINING MATURITY OF MORE THAN 60 DAYS, BONDS, CONVERTIBLE BONDS, AND OTHER DEBT SECURITIES are generally valued at prices obtained from a bond pricing service. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Manager deems it appropriate to do so, the mean of the bid and asked prices for OTC securities or the last available sale price for exchange traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used.

           FOREIGN SECURITIES primarily traded on foreign securities exchanges are generally valued at the preceding closing value of such security on the exchange where they are primarily traded. A foreign security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. If no closing price is available, then such security is valued first by using the mean between the last current bid and asked prices or, second, by using the last available closing price. All foreign securities traded in the OTC securities market are valued at the last sales quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such foreign OTC securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

           OPTIONS are valued at the last sale price on the market where any such option is principally traded, or, if no sale occurs on the applicable exchange on a given day, the option will be valued at the average of the quoted bid and asked prices as of the close of the applicable exchange.

           OTHER SECURITIES AND ASSETS for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued at fair value in good faith by the Company's Board of Directors using its best judgment.

           The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 pm., New York time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption or no purchase order was received. The NYSE is open Monday through Friday except on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                                    APPENDIX

                     DESCRIPTION OF CORPORATE BOND RATINGS

           The ratings of certain debt instruments in which the Funds may invest are described below.

MOODY'S INVESTORS SERVICE, INC. - BOND RATINGS

           Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

           Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa--Bonds which are rated Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

           Ba--Bonds which are rated Ba are judged to have speculative elements, and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


STANDARD & POOR'S CORPORATION - BOND RATINGS

           AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

           AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

           A--Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

           BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

           BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

PART C.      OTHER INFORMATION


Item 24.     Financial Statements and Exhibits

       (a)   Financial Statements filed as part of Prospectus:

                       Condensed Financial Information for the
                       Government Securities Fund, Income and Equity
                       Fund (formerly, the Income Fund), Balanced Fund, and Small Cap Fund ("Funds") for the period
                       February 8, 1993 (commencement of operations) through December 31, 1996 and for the period
                       January 1, 1997 to June 30, 1997 (unaudited).

             Financial Statements incorporated by reference into the Statement of Additional Information:

                       From the Funds' Annual Reports dated December 31, 1996:

                       Report of Independent Auditors
                       Statement of Assets and Liabilities as of
                       December 31, 1996
                       Schedule of Investments as of December 31, 1996
                       Statement of Operations for the year ended December 31,
                       1996
                       Statement of Changes in Net Assets for the years ended
                       December 31, 1995 and December 31, 1996
                       Notes to Financial Statements

                       From the Funds' Semi-Annual Reports dated June
                       30, 1997 (unaudited):

                       Statement of Assets and Liabilities as of June
                       30, 1997
                       Schedule of Investments as of June 30, 1997
                       Statement of Operations for the period January 1, 1997
                       to June 30, 1997
                       Statement of Changes in Net Assets for the year ended
                       December 31, 1996 and for the period January 1,
                       1997 to June 30, 1997
                       Notes to Financial Statements

       (b)   Exhibits:

        *    1(a)         Articles of Incorporation.

       **    1(b)         Amendment One to Articles of Incorporation

       +++   1(c)         Articles of Amendment of the Articles of Incorporation
                          dated June 28, 1997.

                                      C-1

             1(d) Articles Supplementary to Articles of Incorporation dated December 10, 1997

       **    2         Amended and Restated By-Laws.

             3         Not applicable.

       **    4(a)      Form of Specimen Certificate of Stock of the Government
                       Securities Fund.

       **    4(b)      Form of Specimen Certificate of Stock of the Income Fund.

       **    4(c)      Form of Specimen Certificate of Stock of the Balanced
                       Fund.

       **    4(d)      Form of Specimen Certificate of Stock of the Small Cap
                       Fund.

       **    5(a)      Investment Management Agreement by and between Pacific
                       Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on
                       behalf of the Government Securities Fund, and Pacific
                       Global Investment Management Company.

       **    5(b)      Sub-Advisory Agreement by and among Pacific Global Fund,
                       Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the
                       Government Securities Fund, Pacific Global Investment
                       Management Company, and Spectrum Asset Management, Inc.

       **    5(c)      Investment Management Agreement by and between Pacific
                       Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on
                       behalf of the Income and Equity Fund (formerly, the
                       Income Fund), and Pacific Global Investment Management
                       Company.

       **    5(d)      Investment Management Agreement by and between Pacific
                       Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on
                       behalf of the Balanced Fund, and Pacific Global
                       Investment Management Company.

       ****  5(e)      Sub-Advisory Agreement by and among Pacific Global Fund,
                       Inc. d/b/a Pacific Advisors Fund Inc., on behalf of
                       Balanced Fund, Pacific Global Investment Management
                       Company, and Hamilton & Bache, Inc.

       **    5(f)      Investment Management Agreement by and between Pacific
                       Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on
                       behalf of the Small Cap Fund, and Pacific Global
                       Investment Management Company.

     ++++    5(g)      Co-Management Agreement by and between Pacific Global
                       Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf
                       of the Income and Equity Fund, Pacific Global Investment
                       Management Company and Hamilton & Bache, Inc.

       **    6(a)      Distribution Agreement between Pacific Global Fund, Inc.
                       d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund
                       Distributors, Inc.

             6(b)      Amendment to Distribution Agreement between Pacific
                       Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and
                       Pacific Global Fund Distributors, Inc.

             7         Not applicable.

       +     8         Custody Agreement by and between Pacific Global Fund,
                       Inc. d/b/a Pacific Advisors Fund Inc. and UMB Bank, N.A.

       ***   9(a)(1)   Transfer Agency, Dividend Disbursing Agency, and
                       Administrative Service Agreement by and between Pacific
                       Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and
                       Pacific Global Investors Services, Inc.

             9(a)(2)   Amendment to Transfer Agency, Dividend Disbursing
                       Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors
                       Fund Inc. and Pacific Global Investors Services, Inc.

       +     9(b)      Accounting Services Agreement by and between Pacific
                       Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and
                       Pacific Global Investors Services, Inc.

             9(c)      Expense Limitation Agreement by and between Pacific
                       Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Government Securities Fund, Pacific Global
                       Investment Management Company, and Pacific Global
                       Investors Services, Inc.

             9(d)      Expense Limitation Agreement by and between Pacific
                       Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Income and Equity Fund, Pacific Global
                       Investment Management Company, Hamilton & Bache, Inc., and Pacific Global Investors Services, Inc.

             9(e)      Expense Limitation Agreement by and between Pacific
                       Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Balanced Fund, and Pacific Global
                       Investment Management Company.

             9(f)      Expense Limitation Agreement by and between Pacific
                       Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Small Cap Fund, and Pacific Global
                       Investment Management Company.


             10 Opinion and Consent of Counsel regarding the legality of the securities being registered.

             11        Consent of Ernst & Young LLP, Independent Auditors.

             12        Not applicable.

       *     13        Stock Subscription Agreement by and between Pacific
                       Global Investment Management Company and Pacific Global
                       Fund, Inc. d/b/a Pacific Advisors Fund Inc.

             14        Not applicable.

       **    15(a)     Plan of Distribution Pursuant to Rule 12b-1 for Class A
                       Shares.

       **    15(b)     Agreement Pursuant to Plan of Distribution for Class A
                       Shares.

             15(c)     Plan of Distribution Pursuant to Rule 12b-1 for Class C
                       Shares.

             15(d)     Agreement Pursuant to Plan of Distribution for Class C
                       Shares.

             16        Not applicable.

             17        Financial Data Schedule.

             18        Rule 18f-3 Multiple Class Plan.

       +     19        Specimen Price Make-Up Sheet.


--------------------------

* Incorporated herein by reference to initial filing, July 29, 1992, of Registrant's Form N-1A Registration Statement (File No. 33-50208).

** Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

*** Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

**** Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

+ Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

++ Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

+++ Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Form N-1A Registration Statement (File No. 33-50208).


++++ Incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

Item 25.   Persons Controlled by or under Common Control with the Company

           Pacific Global Fund Distributors, Inc. ("Pacific Distributors"), the Company's distributor, is a wholly-owned subsidiary of Pacific Management. Pacific Global Investor Services, Inc., the Company's transfer agent, also is a wholly-owned subsidiary of Pacific Management. In addition to this response, please see Exhibit 17 of Post-Effective Amendment No. 2 to Registrant's Form N-1A Registration Statement (File No. 33-50208).


Item 26.   Number of Holders of Securities


       As of November 30, 1997:



                                                             Number of
     Title of Class                                          Record Holders
     --------------                                         ----------------
     Government Securities Fund                                 220
     Income and Equity Fund                                     129
     Balanced Fund                                            1,143
     Small Cap Fund                                           1,796



Item 27.      Indemnification

       (a) General. The Company will indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Company, or who is or has been serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorney's fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under the Maryland General Corporation Law. Except as otherwise set forth in the Company's Articles of Incorporation and By-Laws, any payment of indemnification or advance of expenses will be made in accordance with the procedures set forth in the Maryland General Corporation Law. [By-Laws, Article 10, Section 10.01]

       (b) Disabling Conduct. The Company will not indemnify any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (such conduct hereinafter referred to as "Disabling Conduct").

                    Accordingly, the Company will make no indemnification of any
              Indemnitee unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or
              (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination is made by: (a) the vote of a majority of a quorum of directors who are neither interested persons of the Company nor parties to the Proceeding (hereinafter referred to as "disinterested non-party directors") or (b) independent legal counsel in a written opinion. [By-Laws, Article 10, Section
              10.01]

       (c) Standard of Conduct. Under Maryland General Corporation Law, a corporation may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property, or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. [MGCL Section 2-418(b)]

                   Under Maryland General Corporation Law, the termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct; however, the termination of any proceeding by conviction, or plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, will create a rebuttable presumption that the director did not meet the requisite standard of conduct. No indemnification may be made under Maryland General Corporation Law unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the applicable standard of conduct required. [MGCL Section 2-418 (b) and (c)]

       (d) Required Indemnification. The Maryland General Corporation Law requires that a director who is successful, on the merits or otherwise, in the defense of any Proceeding be indemnified against reasonable expenses incurred by the director in connection therewith. In addition, under Maryland General Corporation Law, a court of appropriate jurisdiction may order indemnification under certain circumstances. [MGCL Section 2-418(d)]

       (e) Advance Payment. The Company will pay any reasonable expenses so incurred by an Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under the Maryland General Corporation Law. However, any advance of expenses by the

              Corporation to any Indemnitee will be made only upon receipt of:
              (1) a written affirmation by the Indemnitee of his good faith belief that the requisite standard of conduct necessary for indemnification under the Maryland General Corporation Law has been met, and (2) a written undertaking by the Indemnitee to repay such advance if it is ultimately determined that such standard of conduct has not been met; provided that either (a) the Indemnitee provides a security for his undertaking, or (b) the Company is insured against losses arising by reason of any such lawful advances, or (c) a majority of a quorum of the disinterested non-party directors, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification. [By-Laws, Article 10, Section 10.02]

       (f) Non-Exclusive Right. The indemnification and advancement of expenses provided or authorized by Maryland General Corporation Law is not deemed exclusive of any other rights to which a director may be entitled under any articles of incorporation, by-law, resolution of stockholders or directors, agreement, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. [MGCL
              Section 2-418(g)]

       (g) Insurance. The Company may purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of the Company, or who is or was serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Company would have the power to indemnify him against such liability. [By-Laws, Article 10,
              Section 10.03]

       (f)    Public Policy Presumption under the Securities Act of 1933
              (the "1933 Act") and Undertaking Pursuant to Rule 484(b)(1) under the 1933 Act. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the Company's By-Laws or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer, or controlling person of the Company in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, then the Company will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. [1933 Act, Rule 484(b)]


Item 28.      Business and Other Connections of Investment Adviser

        Certain information pertaining to business and other connections of the Company's investment manager, Pacific Management, and each of the Company's sub-advisers and the co-manager, namely, Spectrum Asset Management, Inc. and Hamilton & Bache, Inc., is hereby incorporated herein by reference to the section of the Prospectus captioned "FUND MANAGEMENT ORGANIZATIONS" and to the section of the Statement of Additional Information captioned "INVESTMENT MANAGEMENT AND OTHER SERVICES." Set forth below is a list of each director and officer of Pacific Management and each director, officer, or partner of each sub-adviser, indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee.

                        Name and Position
Adviser                 with Advisor                Position During Past Two Fiscal Years
-------                 -----------------           -------------------------------------
Pacific Management      George A. Henning           206 North Jackson Street, Suite 201
                        President, Director,        Glendale, CA  91206
                        Secretary

                        Marjorie Derby              Registered Representative (Retired)
                        Director                    Financial West Group
                                                    600 Hampshire Road
                                                    Thousand Oaks, CA

                        William Hubbard McCary      Agent, Representative, Financial Planner
                        Director                    Sun Financial Group
                                                    21800 Oxnard
                                                    Woodland Hills, CA  91367

                        Victoria Breen              Branch Manager
                        Director                    Derby & Derby Inc.
                        Assistant Secretary         603 West Ojai Avenue
                                                    Ojai, CA  93023

                                                    General Agent
                                                    Transamerica Life Companies
                                                    603 West Ojai Avenue
                                                    Ojai, CA  93023

                                                    Registered Principal
                                                    Transamerica Financial Resources, Inc.
                                                    603 West Ojai Avenue
                                                    Ojai, CA  93023


                                                    Registered Principal
                                                    Financial West Group
                                                    600 Hampshire Road
                                                    Thousand Oaks, CA

                        John Perry Willoughby       Chairman, Registered Representative
                        Director                    Financial West Group
                                                    600 Hampshire Road
                                                    Thousand Oaks, CA

                        Thomas H. Hanson            Owner, Chairman, President, and CEO
                        Executive Vice President,   TriVest Capital Management, Inc.
                        Director                    P.O. Box 30
                                                    Santa Barbara, CA  93102

                        Paul H. Henning,            Accountant & Treasurer
                        Treasurer                   Pacific Management
                                                    206 North Jackson Street, Suite 201
                                                    Glendale, CA  91206

                                                    Assistant Controller
                                                    AdminaStar Defense Services
                                                    701 North Marr Road
                                                    Columbus, IN  47201

                        Siegfred Kagawa,            Chairman
                        Director                    Occidental Underwriters of Hawaii, Ltd.
                                                    1163 South Beretania Street
                                                    Honolulu, HI  96814

                        Manabi Hirasaki,            Owner
                        Director                    Manabi Farms, Inc.
                                                    2292 East Hueneme Road
                                                    Oxnard, CA  93033

Spectrum Management     Roland D. Kelly             450 Newport Center Drive, Suite 420
                        Chairman of the Board       Newport Beach, CA  92660
                        and Director

                        Marc D. Kelly
                        President and Director

                        Ryan L. Kelly
                        Vice President

                        Marilyn M. Clyburn
                        Secretary

Hamilton & Bache, Inc.  Mary Hamilton               206 North Jackson Avenue, Suite 201
                        Chairman                    Glendale, CA  91206

                        Stephen Bache
                        Chief Investment Officer

Item 29.    Principal Underwriters

       (a) Pacific Distributors acts as principal underwriter and distributor of the Company's shares on a best-efforts basis. Pacific Distributors does not serve as principal underwriter or distributor for any other investment company.

       (b) Set forth below is information concerning each director and officer of Pacific Distributors.



Name and Principal                   Positions and Offices                     Offices
Business Address*                    with Underwriter                          with the Company
------------------                  ----------------------                     ----------------

George A. Henning                    Chairman of the Board,                    President and
                                     Secretary                                 Chairman of the Board

Thomas H. Hanson                     President and Director                    Vice President and Secretary


Paul H. Henning                      Treasurer and Director                    Treasurer


------------------
* The principal business address of each person listed in the table is 206 North Jackson Avenue, Suite 201 Glendale, CA 91206.


Item 30.     Location of Accounts and Records

       The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Company. These services are provided to the Company through written agreements between the parties to the effect that such services will be provided to the Company for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

       UMB Bank, N.A. serves as custodian for the Company and in such capacity keeps records regarding securities and other assets in custody and in transfer, bank statements, cancelled checks, financial books and records, and other records relating to its duties in its capacity as custodian and accounting services agent. Pacific Global Investor Services, Inc. ("PGIS") serves as the transfer agent, dividend disbursing agent, and administrative services agent for the Company and in such capacity is responsible for records regarding each shareholder's account and all disbursements made to shareholders. PGIS also serves as accounting services agent for the Company pursuant to an Accounting Services Agreement and maintains all records required pursuant to such agreement. Pacific Management, pursuant to its Investment Management Agreements with respect to each Fund, maintains all records required pursuant to such agreements. Pacific Distributors, as principal underwriter for the Company, maintains all records required pursuant to the Distribution Agreement with the Company.


Item 31.   Management Services

       Pacific Management, pursuant to its Investment Management Agreements with the Company, performs certain administrative services for the Company. Pacific Global Investor Services, Inc., pursuant to the Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement with the Company, assists Pacific Management in performing certain administrative services for the Company.


Item 32.   Undertakings

       (a)   Not applicable.

       (b)   Not applicable.

       (c) The Company undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Company's latest annual report to Shareholders upon request and without charge.

                                   SIGNATURES



           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. has duly caused this Post-Effective Amendment No. 8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale and State of California, on the 18th day of December, 1997.


                                 PACIFIC GLOBAL FUND, INC.
                                 d/b/a PACIFIC ADVISORS FUND INC.
                                          (Registrant)


                                  By: /s/ George A. Henning
                                      -------------------------
                                           President

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          SIGNATURE                     TITLE                        DATE
          ---------                     -----                        ----

/s/ Victoria Breen                     Director                      December 18, 1997
---------------------------
Victoria Breen


/s/ Thomas M. Brinker, Sr.             Director                      December 18, 1997
---------------------------
Thomas M. Brinker, Sr.


/s/ Kathleen M. Fishkin                Director                      December 18, 1997
-----------------------------
Kathleen M. Fishkin


/s/ L. Michael Haller, III             Director                      December 18, 1997
------------------------------
L. Michael Haller, III


/s/ Thomas H. Hanson              Vice President and Secretary       December 18, 1997
---------------------------
Thomas H. Hanson


/s/ George A. Henning                  President and Chairman of          December 18, 1997
----------------------------             the Board (Principal
George A. Henning                         Executive Officer)


/s/ Paul W. Henning                         Treasurer (Principal          December 18, 1997
------------------------------            Financial and Accounting
Paul W. Henning                                   Officer)


/s/ Siegfred Kagawa                               Director                December 18, 1997
------------------------------
Siegfred Kagawa


/s/ Takashi Makinodan                             Director                December 18, 1997
------------------------------
Takashi Makinodan


/s/ Gerald E. Miller                              Director                December 18, 1997
------------------------------
Gerald E. Miller


/s/ Louise K. Taylor                              Director                December 18, 1997
------------------------------
Louise K. Taylor

                                 EXHIBIT INDEX




                                                                                          Sequentially
Exhibit                                                                                    Numbered
Number     Description                                                                      Page
-------    -----------                                                                    -------------


1(a)       Articles Supplementary to Articles of Incorporation dated December 10,
           1997.

6(b)       Amendment to Distribution Agreement between Pacific Global Fund, Inc.
           d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund Distributors.

9(a)(2)    Amendment to Transfer Agency, Dividend Disbursing Agency, and Administrative
           Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific
           Advisors Fund, Inc. and Pacific Global Investors Services Inc.

9(c)       Expense Limitation Agreement by and between Pacific Global Fund, Inc.
           d/b/a Pacific Advisors Fund Inc., on behalf of the Government Securities
           Fund, Pacific Global Investment Management Company, and Pacific Global
           Investors Services, Inc.

9(d)       Expense Limitation Agreement by and between Pacific Global Fund, Inc.
           d/b/a Pacific Advisors Fund Inc., on behalf of the Income and Equities
           Fund, and Pacific Global Investment Management Company, Hamilton
           & Bache, Inc, and Pacific Global Investors Services, Inc.

9(e)       Expense Limitation Agreement by and between Pacific Global Fund, Inc.
           d/b/a Pacific Advisors Fund Inc., on behalf of the Balanced Fund, and Pacific Global Investment Management Company.

9(f)       Expense Limitation Agreement by and between Pacific Global Fund, Inc.
           d/b/a Pacific Advisors Fund Inc., on behalf of the Small Cap Fund, and
           Pacific Global Investment Management Company.

10 Opinion and Consent of Counsel regarding the legality of the securities being registered.

11         Consent of Ernst & Young LLP, Independent Auditors.

15(c)      Plan of Distribution pursuant to Rule 12b-1 for Class C Shares.

15(d)      Agreement pursuant to Plan of Distribution for Class C Shares.

17         Financial Data Schedule.

18         Rule 18f-3 Multiple Class Plan.
